SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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LEXINGTON REALTY TRUST

(Name of Registrant as Specified In Its Organizational Documents)

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LEXINGTON REALTY TRUST
One Penn Plaza, Suite 4015
New York, New York 10119-4015
(212) 692-7200

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 16, 2017

To the Shareholders of
Lexington Realty Trust:

The 2017 Annual Meeting of Shareholders of Lexington Realty Trust, a Maryland real estate investment trust, will be held at the New York offices of Paul Hastings LLP, 200 Park Avenue, New York, New York 10166 on Tuesday, May 16, 2017, at 10:00 a.m., Eastern time, for the following purposes:

(1)	to elect seven trustees to serve until the 2018 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected and qualify;
(2)	to consider and vote upon an advisory, non-binding resolution to approve the compensation of the named executive officers, as disclosed in the accompanying proxy statement;
(3)	to consider and vote on an advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation;
(4)	to consider and vote upon a proposal to approve the Lexington Realty Trust Amended and Restated 2011 Equity-Based Award Plan;
(5)	to consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
(6)	to transact such other business as may properly come before the 2017 Annual Meeting of Shareholders or any adjournment or postponement thereof.

Only holders of record at the close of business on March 7, 2017 are entitled to notice of and to vote at the 2017 Annual Meeting of Shareholders or any adjournment or postponement thereof.

By Order of the Board of Trustees,

/s/ Joseph S. Bonventre

Joseph S. Bonventre
Secretary

New York, New York
April 4, 2017

Whether or not you expect to be present at the 2017 Annual Meeting of Shareholders, we urge you to authorize your proxy electronically via the Internet or by telephone or by completing and returning the proxy card if you requested paper proxy materials. Voting instructions are provided in the Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on May 16, 2017 (the “Notice”), or, if you requested printed materials, the instructions are printed on your proxy card and included in the accompanying proxy statement. Any person giving a proxy has the power to revoke it at any time prior to the meeting and shareholders who are present at the meeting may withdraw their proxies and vote in person.

LEXINGTON REALTY TRUST
One Penn Plaza, Suite 4015
New York, New York 10119-4015
(212) 692-7200

PROXY STATEMENT
FOR THE 2017 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 16, 2017

The Board of Trustees of Lexington Realty Trust, a Maryland real estate investment trust, is soliciting proxies to be voted at the 2017 Annual Meeting of Shareholders, which we refer to herein as the Annual Meeting. The Annual Meeting will be held Tuesday, May 16, 2017, at 10:00 a.m., Eastern time, at the New York offices of Paul Hastings LLP, 200 Park Avenue, New York, New York 10166. This proxy statement summarizes the information you need to know to vote by proxy or in person at the Annual Meeting. You do not need to attend the Annual Meeting in person in order to have your shares voted at the Annual Meeting.

All references to the “Company,” “we,” “our” and “us” in this proxy statement mean Lexington Realty Trust. All references to “Shareholder” and “you” refer to a holder of shares of beneficial interest, par value $0.0001 per share, of the Company, classified as common stock, which we refer to as common shares or shares, as of the close of business on March 7, 2017, which we refer to as the Record Date.

QUESTIONS AND ANSWERS

Why did you send me a Notice Regarding the Internet Availability of Proxy Materials?

We sent you the Notice Regarding the Internet Availability of Proxy Materials, or the Notice, regarding this proxy statement because we are holding the Annual Meeting and our Board of Trustees is asking for your proxy to vote your shares at the Annual Meeting. We have summarized information in this proxy statement that you should consider in deciding how to vote at the Annual Meeting. You do not have to attend the Annual Meeting in order to have your shares voted. Instead, you may simply authorize a proxy to vote your shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper proxy materials. Voting instructions are provided in the Notice. If you requested printed materials, the instructions are printed on your proxy card and included in the accompanying proxy statement.

Why did I receive the Notice instead of a paper copy of proxy materials?

The United States Securities and Exchange Commission, or SEC, has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish to Shareholders proxy materials related to the Annual Meeting, including this proxy statement and our related annual report, by providing access to such documents on the Internet instead of mailing printed copies. Most Shareholders will not receive printed copies of the proxy materials unless they properly request them. Instead, the Notice, which was mailed to Shareholders, will provide notice of the Annual Meeting and instruct you as to how you may access and review all of the proxy materials on the Internet or by telephone. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. Any request to receive proxy materials by mail or email will remain in effect until you properly revoke it.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to authorize your proxy by Internet or by telephone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Who is entitled to vote?

All Shareholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting. There was no other class of voting securities of the Company outstanding at the Record Date other than common shares.

What is the quorum for the Annual Meeting?

In order for any business to be conducted at the Annual Meeting, the holders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting must be present, either in person or represented by proxy. For the purpose of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. Broker votes occur when a broker or nominee who has not received voting instructions from the beneficial owner on a “routine” matter (as defined by the New York Stock Exchange, which we refer to as the NYSE) casts a discretionary vote. In contrast, broker non-votes occur when a broker or nominee has not received voting instructions from the beneficial owner on a “non-routine” matter, as defined by the NYSE and, therefore, is not permitted under NYSE rules to cast a discretionary vote on that matter. As of the Record Date, 240,365,475 common shares were issued and outstanding representing an equal number of votes entitled to be cast. Therefore, in order for a quorum to be present, at least 120,182,738 common shares must be present, either in person or represented by proxy.

Will my shares be voted if I do not provide my proxy?

Depending on the proposal, your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions, which are broker votes discussed above. The proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors is considered a “routine” matter for which brokerage firms may vote shares without receiving voting instructions. The election of trustees, the advisory resolution on the compensation of our named executive officers, the advisory recommendation on the frequency of future advisory votes and the approval of the Lexington Realty Trust Amended and Restated 2011 Equity-Based Award Plan are considered “non-routine matters” and if you do not provide the brokerage firm with voting instructions on these proposals, your shares will not be voted on these proposals and will be broker non-votes.

How many votes do I have?

Each common share outstanding on the Record Date is entitled to one vote for each trustee to be elected at the Annual Meeting and to cast one vote on each other item properly submitted for consideration at the Annual Meeting. If a Shareholder is a participant in our Direct Share Purchase Plan with our transfer agent, Computershare, the proxy card enclosed herewith represents shares in the participant’s account of record, as well as shares held of record in the participant’s name as part of such plan.

How do I vote or authorize a proxy to vote my shares that are held of record by me?

By Mail:	If you request paper proxy materials, complete, sign and date your proxy card and mail it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
In Person:	Vote at the Annual Meeting.
By Telephone:	Call toll-free 1-800-690-6903 and follow the instructions. You will be prompted for certain information that can be found on your proxy card or Notice.
Via Internet:	Log on to www.proxyvote.com and follow the on-screen instructions. You will be prompted for certain information that can be found on your proxy card or Notice.

How do I vote or authorize a proxy to vote my shares that are held by my broker?

If you have shares held by a broker (which is also known as holding shares in “street name”), you may instruct your broker to vote your shares by following the instructions that the broker provides to you. Most brokers offer voting instructions by mail, telephone and on the Internet. If you would like to vote in person at the Annual Meeting, you must contact your broker and follow your broker’s instructions, including the instructions on how to obtain a proxy.

What am I voting on?

You will be voting on the following proposals:

(1)	to elect seven trustees to serve until the 2018 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected and qualify;
(2)	to consider and vote upon an advisory, non-binding resolution to approve the compensation of our named executive officers, as disclosed in this proxy statement;
(3)	to consider and vote on an advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation;
(4)	to consider and vote upon a proposal to approve the Lexington Realty Trust Amended and Restated 2011 Equity-Based Award Plan;
(5)	to consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
(6)	to transact such other business as may properly come before the 2017 Annual Meeting of Shareholders or any adjournment or postponement thereof.

Will there be any other items of business on the agenda?

The Board of Trustees is not presently aware of any other items of business to be properly presented for a vote at the Annual Meeting other than the proposals noted above. Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to Joseph S. Bonventre and Patrick Carroll, or either of them, with respect to any other matters that might be brought before the meeting or any postponement or adjournment thereof.

Why am I being asked to vote on executive compensation?

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which we refer to as the Dodd-Frank Act, requires us, as a public company, to seek a non-binding advisory vote from our Shareholders to approve the compensation awarded to our named executive officers, as disclosed in this proxy statement. Based on the non-binding advisory recommendation selecting an annual frequency of such non-binding advisory votes at the 2011 Annual Meeting of Shareholders, we are currently seeking a vote from Shareholders on an advisory resolution to approve the compensation awarded to our named executive officers on an annual basis. This advisory vote is non-binding, but the Board of Trustees considers our Shareholders’ concerns and takes them into account in determinations concerning our executive compensation program. See “Compensation of Executive Officers,” below. We are also seeking a recommendation on the frequency of such non-binding advisory votes at the Annual Meeting.

How many votes are required to act on the proposals?

Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of the votes cast by holders of common shares at the Annual Meeting will be sufficient for (1) the election of a trustee (because the number of nominees equals the number of trustees to be elected), (2) the approval of the Amended and Restated 2011 Equity-Based Award Plan, (3) the advisory resolution to approve the compensation of our named executive officers, (4) the advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation and (5) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

If you abstain or your shares are treated as broker non-votes, your abstention or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on (1) the election of trustees, (2) the resolution to approve, on an advisory, non-binding basis, the compensation of our named executive officers, (3) the advisory, non-binding recommendation for the frequency of future advisory votes on executive compensation, (4) the approval of the Amended and Restated 2011 Equity-Based Award Plan or (5) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. As noted above, the proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors is considered a “routine” matter for which brokerage firms may vote shares without receiving voting instructions. The election of trustees, the advisory, non-binding resolution on the compensation of our named executive officers and the advisory, non-binding recommendation on the frequency of votes on the compensation of our named executive officers are considered “non-routine matters” and if you do not provide the brokerage firm with voting instructions on these proposals, your shares will not be voted on these proposals and will be “broker non-votes.”

For purposes of the election of trustees, a majority of votes cast means the number of shares voted “FOR” a nominee must exceed the number of shares as to which the holders elected to “WITHHOLD” votes with respect to a nominee. If a nominee that is already serving as a trustee is not elected, such trustee is required to offer to tender his resignation to our Board of Trustees. The Nominating and Corporate Governance Committee will make a recommendation to our Board of Trustees on whether to accept or reject the resignation, or whether other action should be taken. Our Board of Trustees is required to act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The trustee who tenders his resignation will not participate in our Board of Trustee’s decision.

For purposes of the advisory, non-binding recommendation for the frequency of future advisory votes on executive compensation, the option of one year, two years or three years that receives a majority of all the votes cast will be the frequency for the advisory vote on executive compensation that has been approved and recommended by Shareholders. In the event that none of these options receives a majority of all of the votes cast, we will consider the option that receives the most votes to be the option recommended by Shareholders.

The votes on (1) the advisory resolution to approve the compensation of our named executive officers, (2) the advisory recommendation on the frequency of future advisory votes on executive compensation and (3) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, are non-binding and serve only as recommendations to the Board of Trustees and the Audit Committee, as applicable.

What happens if I authorize my proxy without voting on all proposals?

When you return a properly executed proxy card or authorize your proxy telephonically or by the Internet, the shares that the proxy card or authorization represents will be voted in accordance with your directions. If you return the signed proxy card with no direction on a proposal, other than in the case of broker non-votes, the shares represented by your proxy will be voted in favor of (FOR) each of the nominees for trustee in Proposal No. 1, in favor of (FOR) Proposals No. 2, No. 4 and No. 5 and for a frequency vote of 1 year for No. 3 and will be voted in the discretion of the proxy holder on any other matter that properly comes before the Annual Meeting.

What if I want to change my vote after I return my proxy?

If you are a Shareholder of record, you may revoke your proxy at any time before its exercise by:

(1)	delivering written notice of revocation to our Secretary at c/o Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015;
(2)	submitting to us a duly executed proxy card bearing a later date;
(3)	authorizing a proxy via the Internet or by telephone at a later date; or
(4)	appearing at the Annual Meeting and voting in person;

provided, however, that no such revocation under clause (1) or (2) shall be effective until written notice of revocation or a later dated proxy card is received by our Secretary at or before the Annual Meeting, and no such revocation under clause (3) shall be effective unless received on or before 11:59 p.m., Eastern time, on May 15, 2017.

Attendance at our Annual Meeting will not constitute a revocation of a proxy unless you affirmatively indicate at our Annual Meeting that you intend to vote your shares in person by completing and delivering a written ballot.

If you have shares held by a broker, you must follow the instructions given by your broker to change or revoke your voting instructions.

Will anyone contact me regarding this vote?

It is contemplated that brokerage houses will forward the proxy materials to Shareholders at our request. In addition to the solicitation of proxies by use of the mail, our trustees, officers, and other employees may solicit proxies by telephone, facsimile, e-mail, or personal interviews without additional compensation. We may, from time to time, engage and pay outside proxy solicitation firms, although we have not engaged an outside firm at this time.

Who has paid for this proxy solicitation?

We will bear the cost of preparing, printing, assembling and mailing the proxy card, proxy statement, and other materials that may be sent to Shareholders in connection with this solicitation. We may also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons, the cost of which is expected to be nominal.

How do I submit a proposal for the 2018 Annual Meeting of Shareholders?

If you wish to submit a shareholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, or a trustee nominee under the “proxy access” provisions of our Bylaws for inclusion in our proxy statement and proxy card for our 2018 Annual Meeting of Shareholders, you must submit the proposal to our Secretary no later than December 5, 2017, in accordance with Rule 14a-8. In addition, any shareholder who wishes to propose a nominee to our Board of Trustees or submit any other matter to a vote at the 2018 Annual Meeting of Shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 under the Exchange Act) must deliver such information to our Secretary no later than December 5, 2017 (or as otherwise provided by applicable laws and in our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request).

Our Board of Trustees will review any shareholder proposals that are timely submitted and will determine whether such proposals meet the criteria for inclusion in the proxy solicitation materials or for consideration at the 2018 Annual Meeting of Shareholders.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with brokers. Please complete and return all proxy cards to ensure that all your shares are voted.

Can I find additional information on the Company’s web site?

Yes. Our web site is located at www.lxp.com. Although the information contained on our web site is not part of this proxy statement, you can view additional information on the web site, such as our code of business conduct and ethics, corporate governance guidelines, charters of board committees, and reports that we file and furnish with the SEC. Copies of our code of business conduct and ethics, corporate governance guidelines, and charters of board committees also may be obtained by written request addressed to Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be Held on May 16, 2017 — This proxy statement and the Annual Report to Shareholders are available at www.proxyvoting.com.

We have elected to provide access to our proxy materials to our Shareholders on the Internet. Accordingly, a Notice of Meeting and Notice Regarding the Internet Availability of Proxy Materials was or will be mailed on or about April 4, 2017 to our Shareholders of record as of the close of business on the Record Date. If you wish to receive a hard copy of the proxy materials, please visit or contact:

1) By Internet: www.proxyvote.com

2) By Telephone: 1-800-579-1639

3) By E-Mail*: sendmaterial@proxyvote.com

Please make the requests as instructed above on or before May 2, 2017 to facilitate timely delivery.

How do I obtain a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 from the Company?

Upon written request to Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, NY 10119-4105, Attention: Investor Relations, we will provide any shareholder, without charge, a hardcopy of our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC, including our financial statements and schedule, but without exhibits. You may also obtain our Annual Report to Shareholders, which includes our Annual Report on Form 10-K, at www.proxyvote.com.

What is “householding”?

“Householding” allows companies to deliver only one copy of notices and other proxy materials to multiple shareholders who share the same address (if they appear to be members of the same family) unless the company has received contrary instructions from an affected shareholder. We do not offer “householding” for shareholders of record. Please contact your broker if you are not a shareholder of record to find out if your broker offers “householding.”

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the Notice of Proxy) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

SHARE OWNERSHIP OF PRINCIPAL SECURITY HOLDERS,
TRUSTEES, AND EXECUTIVE OFFICERS

The following table indicates, as of the close of business on March 7, 2017, (a) the number of common shares of the Company beneficially owned by each person known by us to own in excess of five percent of the outstanding common shares and (b) the percentage such shares represent of the total outstanding common shares. All shares were owned directly on such date with sole voting and investment power unless otherwise indicated, calculated as set forth in footnote 1 to the table.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned(1)	Percentage of Class
The Vanguard Group, Inc.(2)	38,490,884	16.0%
BlackRock, Inc.(3)	29,686,751	12.4%
Vornado Realty Trust(4)	18,468,969	7.7%
Vanguard Specialized Funds – Vanguard REIT Index Fund(5)	16,195,479	6.7%

(1)	For purposes of this table, a person is deemed to beneficially own any common shares as of a given date which such person owns or has the right to acquire within 60 days after such date.
(2)	Based on information contained in a Schedule 13G/A filed with the SEC on February 10, 2017. According to such Schedule 13G/A, The Vanguard Group, Inc., together with Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd., has sole power to vote or direct to vote 573,577 common shares, shared power to vote or direct to vote 275,601 common shares, sole power to dispose of or to direct the disposition of 37,957,754 common shares, and shared power to dispose or to direct the disposition of 533,130 common shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.
(3)	Based on information contained in a Schedule 13G/A filed with the SEC on January 12, 2017. According to such Schedule 13G/A, BlackRock, Inc., together with BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co. Ltd., and BlackRock Life Limited, collectively have sole dispositive power over 29,686,751 common shares and sole voting power over 29,100,841 common shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(4)	Based on information contained in a Schedule 13D/A filed with the SEC on September 13, 2013. According to such Schedule 13D/A, (i) Vornado Realty Trust, which we refer to as Vornado, holds a majority of the Class A limited partnership interests of Vornado Realty L.P., a Delaware limited partnership (“VRLP”), (ii) Vornado LXP LLC, a Delaware limited liability company (“VLXP”), Vornado Newkirk L.L.C., a Delaware limited liability company (“VNEW”), and VNK L.L.C., a Delaware limited liability company (“VNK”), are each wholly owned subsidiaries of VRLP, and (iii) Vornado, VRLP, VLXP, VNEW and VNK beneficially owned 18,468,969, 18,468,969, 9,148,946, 1,359,684 and 950,439 common shares, respectively. All 18,468,969 common shares were transferred to, and are held by, One Penn Plaza LLC, a wholly-owned subsidiary of VRLP. Vornado is located at 888 Seventh Avenue, New York, New York 10019 and Vornado Realty L.P. is located at 210 Route 4 East, Paramus, New Jersey 07652.
(5)	Based on information contained in a Schedule 13G/A filed with the SEC on February 13, 2017. According to such Schedule 13G/A, Vanguard Specialized Funds — Vanguard REIT Index Fund has sole power to vote or direct to vote 16,195,479 common shares, and does not have either sole or shared disposable power over any of these shares. The address of Vanguard Specialized Funds — Vanguard REIT Index Fund is 100 Vanguard Blvd., Malvern, PA 19355.

The following table indicates, as of the close of business on March 7, 2017, (a) the number of common shares beneficially owned by each trustee and each executive officer, and by all trustees and executive officers as a group, and (b) the percentage such shares represent of the total outstanding common shares. All shares were owned directly on such date with sole voting and investment power unless otherwise indicated, calculated as set forth in footnotes 1 and 2 to the table. The address for each trustee and named executive officer listed below is c/o Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, NY 10119-4015.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned(1)		Percentage of Class(2)
E. Robert Roskind	2,594,028	(3)	1.1%
T. Wilson Eglin	2,247,421	(4)	*
Richard J. Rouse	642,709	(5)	*
Patrick Carroll	1,005,972	(6)	*
Joseph S. Bonventre	496,007	(7)	*
Harold First	101,099	(8)	*
Richard S. Frary	92,147	(9)	*
Lawrence L. Gray	18,586		*
Claire A. Koeneman	28,618		*
Jamie Handwerker	0	(10)	*
All trustees and executive officers as a group (11 persons)(11)	7,447,492		3.1%

*	Represents beneficial ownership of less than 1.0%
(1)	For purposes of this table, a person is deemed to beneficially own any common shares as of a given date which such person owns or has the right to acquire within 60 days after such date.
(2)	For purposes of computing the percentage of outstanding shares held by each beneficial owner named above on a given date, any security (including, without limitation, limited partnership units redeemable into common shares) deemed owned by such person or persons is included in the total number of outstanding common shares but is not included in the total number of outstanding common shares for the purpose of computing the percentage ownership of any other beneficial owner (with the exception of determining the percentage owned by all trustees and executive officers as a group).
(3)	Includes (i) 1,474,296 limited partnership units held directly by Mr. Roskind or indirectly by Mr. Roskind through his wife and entities controlled by Mr. Roskind (which Mr. Roskind disclaims beneficial ownership of except to the extent of his pecuniary interest), in Lepercq Corporate Income Fund L.P., which are currently exchangeable for 1,660,057 common shares, (ii) 498,996 common shares held directly by Mr. Roskind, including through his individual retirement account, (iii) 195,596 common shares held by Mr. Roskind which are subject to performance or time-based vesting requirements, (iv) 167,843 common shares held in trust in which Mr. Roskind is a beneficiary, (v) 10,729 common shares owned of record by The LCP Group, L.P., and (vi) 60,807 common shares held by Mr. Roskind’s wife, which Mr. Roskind disclaims beneficial ownership of except to the extent of his pecuniary interest therein.
(4)	Includes (i) 628,212 common shares held directly by Mr. Eglin, (ii) 1,488,346 common shares held by Mr. Eglin which are subject to performance or time-based vesting requirements, and (iii) 130,863 common shares held in trust in which Mr. Eglin is a beneficiary.
(5)	Includes (i) 228,942 common shares held directly by Mr. Rouse, including through his individual retirement account, (ii) 290,543 common shares held by Mr. Rouse which are subject to performance or time-based vesting requirements, and (iii) 123,224 common shares held in trust in which Mr. Rouse is a beneficiary.
(6)	Includes (i) 372,665 common shares held directly by Mr. Carroll, including through his individual retirement account or as custodian, (ii) 500,791 common shares held by Mr. Carroll which are subject to performance or time-based vesting requirements, and (iii) 132,516 common shares owned of record by Mr. Carroll’s wife, which Mr. Carroll disclaims beneficial ownership of, except to the extent of his pecuniary interest therein.
(7)	Includes (i) 93,531 common shares held directly by Mr. Bonventre, (ii) 95,000 common shares underlying common share options which were exercisable on or within 60 days of the Record Date and (iii) 307,476 common shares held directly by Mr. Bonventre which are subject to performance or time-based vesting requirements.

(8)	Includes (i) 93,330 common shares held directly by Mr. First, (ii) 6,269 common shares held in Mr. First’s individual retirement account and (iii) 1,500 common shares held in Mr. First’s 401(k) account.
(9)	Includes (i) 63,147 common shares held directly by Mr. Frary and (ii) 29,000 common shares held in Mr. Frary’s individual retirement account.
(10)	Ms. Handwerker was appointed to our Board of Trustees on March 28, 2017.
(11)	Includes Beth Boulerice, our Executive Vice President and Chief Accounting Officer.

As of the Record Date, no common shares were held by our executive officers or trustees in margin accounts or pledged as collateral for a loan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our trustees, executive officers, and beneficial owners of more than 10 percent of the total outstanding common shares to file initial reports of ownership and reports of changes in ownership of common shares and other equity securities with the SEC and the NYSE. Trustees, executive officers, and beneficial owners of more than 10 percent of the total outstanding common shares are required to furnish us with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to us and written representations from our trustees and executive officers, we believe that during the 2016 fiscal year our trustees, executive officers and beneficial owners of more than 10 percent of the total outstanding common shares complied with all Section 16(a) filing requirements applicable to them.

PROPOSAL NO. 1 ELECTION OF TRUSTEES

Board of Trustees

Our Board of Trustees currently consists of eight trustees. Seven of our current trustees are nominated for election at the 2017 Annual Meeting of Shareholders. Election of our trustees requires the affirmative vote of a majority of the votes cast at the Annual Meeting with respect to the election of trustees.

The seven nominees for trustee are E. Robert Roskind, T. Wilson Eglin, Harold First, Richard S. Frary, Lawrence L. Gray, Claire A. Koeneman, and Jamie Handwerker. Each nominee currently serves on our Board of Trustees and has consented to being named in this proxy statement and to serve if elected. Background information relating to the nominees for election appears below.

Richard J. Rouse, our Vice Chairman and Chief Investment Officer, has not been nominated for reelection, but is expected to be appointed an Advisory Trustee following the Annual Meeting. As an Advisory Trustee, Mr. Rouse is invited to all general meetings of our Board of Trustees, but does not have any authority to participate by vote in the transaction of business by our Board of Trustees. As a result, Mr. Rouse is neither an independent nor a non-independent trustee. Biographical information for Mr. Rouse is available in our Annual Report on Form 10-K for the year ended December 31, 2016.

Our Board of Trustees expects to fill the vacancy resulting from Mr. Rouse with an independent trustee at a later date.

The enclosed proxy, if signed, dated, and returned, and any proxy properly authorized via the Internet or telephone, unless withheld, a broker non-vote or a contrary vote is indicated, will be voted FOR the election of these seven nominees. In the event any such nominee becomes unavailable for election, votes will be cast, pursuant to authority granted by the proxy, for such substitute nominee as may be nominated by our Board of Trustees. All trustees serve until our 2018 Annual Meeting of Shareholders or their earlier resignation or removal and until their respective successors, if any, are elected and qualify.

The following information, as of March 7, 2017, relates to the nominees for election as our trustees:

Name	Business Experience
E. ROBERT ROSKIND Age 71	Mr. Roskind, our Chairman since March 2008, previously served as Co-Vice Chairman from December 2006 to March 2008, Chairman from October 1993 to December 2006, and Co-Chief Executive Officer from October 1993 to January 2003. He founded The LCP Group, L.P., a real estate advisory firm, in 1973 and has been its Chairman since 1976. Mr. Roskind also serves as Chairman of Crescent Hotels and Resorts and Live In America Financial Services LLC. Mr. Roskind, as our Chairman and our founder, provides our Board of Trustees with deep knowledge of our history and strategies and vast experience in net-lease real estate investing.
T. WILSON EGLIN Age 52	Mr. Eglin has served as our Chief Executive Officer since January 2003, our President since April 1996, and as a trustee since May 1994. He served as one of our Executive Vice Presidents from October 1993 to April 1996 and our Chief Operating Officer from October 1993 to December 31, 2010. Mr. Eglin, as our Chief Executive Officer, provides our Board of Trustees with extensive experience in net-lease investing, real estate operations and capital markets having led us through various cycles of growth.
HAROLD FIRST Independent Age 80 Tenure > 9 years	Mr. First has served as a trustee since November 2007. Mr. First has been a financial consultant since 1993. From December 1990 through January 1993, Mr. First served as Chief Financial Officer of Icahn Holding Corp., a privately held holding company. Mr. First is currently a director and chairman of the audit committee of American Railcar Industries, Inc. (NASDAQ: ARII). Mr. First has served as a director of numerous public and private companies, including XO Holdings, Inc., WestPoint International, Inc., Panaco, Inc., GB Holdings Inc. (Sands Casino), and Newkirk Realty Trust, Inc. Mr. First is a CPA. Mr. First provides our Board of Trustees with extensive public accounting experience, including knowledge of generally accepted accounting principles and public company reporting requirements, and experience as a director and audit committee chair for numerous companies, including real estate investment companies.
RICHARD S. FRARY Independent Age 69 Tenure > 9 years	Mr. Frary has served as a trustee since December 2006. Mr. Frary has been the founding partner and majority shareholder of Tallwood Associates, Inc., a private real estate investment firm, since 1990 and a partner of Brookwood Financial Partners, L.P., a private equity firm that acquires real estate and invests in private companies, since 1993. Mr. Frary also co-owns a portfolio of office, multifamily, retail and community development assets. He serves as a director of Nexus BSP, Inc., a private oil and gas exploration company. Mr. Frary has been chair of the Advisory Board to the Sheridan Libraries at The Johns Hopkins University since 2000. He previously served as a director of Newkirk Realty Trust, Inc. and a trustee of The Johns Hopkins University. Mr. Frary is a CPA and provides our Board of Trustees with extensive real estate investment and corporate finance experience.

Name	Business Experience
LAWRENCE L. GRAY Independent Age 52 Tenure < 9 years	Mr. Gray has served as a trustee since December 2015. He is the Chief Executive Officer of GrayCo, Inc., a private real estate company that owns and manages apartment communities, master planned community investments and timberlands located throughout the Southeast region of the United States. Prior to joining GrayCo in 2010, Mr. Gray spent seventeen years in the investment banking business, most recently with Wachovia Corporation where he had direct responsibility for the Real Estate Investment Banking, Corporate Banking, Private Equity, Homebuilder Finance and Structured Finance groups. Prior to Wachovia, Mr. Gray worked in the real estate investment banking groups at J.P. Morgan and Morgan Stanley. Mr. Gray provides our Board of Trustees with extensive real estate investment and corporate finance experience.
CLAIRE A. KOENEMAN Independent Age 47 Tenure < 9 years	Ms. Koeneman has served as a trustee since September 2015. She is an Executive Vice President for Hill+Knowlton Strategies, Inc., a global public relations company. Additionally, she manages the U.S. Central Region and is the U.S. Financial Communications Practice Leader. Prior to joining Hill+Knowlton Strategies, Inc., Ms. Koeneman served as president of Financial Relations Board, a financial communications company. Ms. Koeneman serves as a diplomat to the Principality of Monaco in its Honorary Consular Corps. Ms. Koeneman has many years of expertise in corporate communications and, as a strategic advisor to CEOs and boards of directors on all types of communications, provides our Board of Trustees with public and investor relations knowhow.
JAMIE HANDWERKER Independent Age 56 Tenure < 9 years	Ms. Handwerker has served as a trustee since March 2017. She is a partner of KSH Capital, providing real estate entrepreneurs with capital and expertise to seed or grow their platform. Ms. Handwerker is also a member of the Board of Directors of Benefit Street Partners Realty Trust, Inc., a member of the University of Pennsylvania School of Arts & Sciences Board of Overseers and is the Founder and Chairperson of Penn Arts & Sciences Professional Women’s Alliance. Prior to joining KSH Capital in May 2016, Ms. Handwerker was a Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, a New York-based asset management firm, where Ms. Handwerker continued to manage the CRM Windridge Partners hedge funds. Prior to joining Cramer Rosenthal McGlynn LLC in 2002, Ms. Handwerker was a Managing Director and Portfolio Manager with ING Furman Selz Asset Management LLC (ING FSAM), a New York based subsidiary of ING Group, where she created, launched and managed Windridge Partners, L.P. From 1994 to 2000, Ms. Handwerker was a Managing Director and Senior Equity Research Analyst (Sell-Side) at the international corporate and investment bank ING Barings and its predecessor, Furman Selz, LLC. Ms. Handwerker has extensive experience analyzing and investing in real estate investment trusts and provides our Board of Trustees with related insight.

Required Vote and Recommendation

Election of each trustee requires the affirmative vote of a majority of the votes cast with respect to each nominee at the Annual Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE FOR EACH NOMINEE.

MANAGEMENT AND CORPORATE GOVERNANCE

Our Board of Trustees

Our Board of Trustees held four meetings during the fiscal year ended December 31, 2016. Each individual that was a trustee at the time of such meetings attended at least 75% of the aggregate of the total number of meetings of our Board of Trustees and all committees of the Board of Trustees on which he or she served during his or her tenure.

We expect all trustees to attend each annual meeting of shareholders, but from time to time other commitments prevent all trustees from attending each meeting. All trustees that were trustees at such time attended the 2016 Annual Meeting of Shareholders, which was held on May 17, 2016.

Upon attaining the age of 75 and annually thereafter, each trustee is required to tender a letter of resignation from our Board of Trustees to the chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews the trustee’s continuation on our Board of Trustees, and recommends to our Board of Trustees whether, in light of all the circumstances, our Board of Trustees should accept such proposed retirement or request that the trustee continue to serve on the Board of Trustees. In 2017, Mr. First tendered a letter of resignation under the policy described above, which was rejected by our Board of Trustees. Our Board of Trustees believes that Mr. First’s strong leadership of the Audit Committee warrants his continuation as a trustee despite this retirement policy.

Trustee Independence

Our Board of Trustees has adopted the following categorical standards under our Corporate Governance Guidelines, under which a trustee may not be deemed independent:

•	The trustee is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company. Employment as an interim Chairman, Chief Executive Officer or other executive officer will not disqualify a trustee from being considered independent following that employment.
•	The trustee has received, or an immediate family member has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than trustee and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by a trustee for former service as an interim Chairman, Chief Executive Officer or other executive officer and compensation received by an immediate family member for service as a non-executive employee of the Company will not be considered in determining independence under this test.
•	(A) The trustee is a current partner or employee of a firm that is the Company’s internal or external auditor; (B) the trustee has an immediately family member who is a current partner of such a firm; (C) the trustee has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (D) the trustee or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit.
•	The trustee or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the time serves or served on that company’s compensation committee.
•	The trustee is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues.

For purposes of these categorical standards:

•	“affiliate” means any consolidated subsidiary of the Company and any other entity that controls, is controlled by or is under common control with the Company, as evidenced by the power to elect a majority of the board of directors or comparable governing body of such entity;
•	“executive officer” means an “officer” within the meaning of Rule 16a-1(f) under the Exchange Act; and
•	“immediate family” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or those who have died or who become incapacitated.

Pursuant to our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee, on behalf of our Board of Trustees, undertook its annual review of trustee independence in the first quarter of 2017. During this review, our Board of Trustees, in light of the categorical standards set forth above (which are also documented in our Corporate Governance Guidelines, which is available on our web site at www.lxp.com), considered transactions and relationships between each trustee or any member of his or her immediate family and us and our subsidiaries and affiliates, including those under “Certain Relationships and Related Transactions,” below. Our Board of Trustees also considered whether there were any transactions or relationships between any of our trustees or any member of his or her immediate family (or any entity of which a trustee or an immediate family member is an executive officer, general partner or significant equity holder) and members of our senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with the determination that a trustee is independent.

As a result of this review, our Board of Trustees affirmatively determined that all of the trustees nominated for election at the Annual Meeting, other than Messrs. Roskind and Eglin, are independent of us and our management under applicable regulations, the NYSE listing standards and the standards set forth in our Corporate Governance Guidelines. Messrs. Roskind and Eglin are not considered independent because of their employment as executive officers of the Company. Mr. Roskind additionally is not considered independent because of certain related party relationships described below in “Certain Relationships and Related Party Transactions.”

As a result of the Board of Trustees’ affirmative determination, following the Annual Meeting, the Board of Trustees will consist of a majority of independent members.

Committees of our Board of Trustees

Our Board of Trustees has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Executive Committee.

Audit Committee.  The Audit Committee of our Board of Trustees was established in accordance with Section 10A-3 of the Exchange Act. The principal functions of the Audit Committee are described below under the heading “Audit Committee Report” and are contained in a written charter, which is available on our web site at www.lxp.com. As of December 31, 2016, the Audit Committee members were Messrs. First (Chairperson) and Frary and Kevin W. Lynch, each of whom was determined by our Board of Trustees to be “independent” for audit committee purposes as that term is used in applicable listing standards of the NYSE. Mr. Lynch passed away in February 2017. On February 6, 2017, Mr. Gray was appointed to the Audit Committee and was determined to be “independent” for audit committee purposes as that term is used in applicable listing standards of the NYSE. Our Board of Trustees has determined that Messrs. First and Frary each qualify as an “Audit Committee Financial Expert” in accordance with Item 407(d)(5) of Regulation S-K. None of the current Audit Committee members serves on the audit committees of more than three publicly registered companies.

During the fiscal year ended December 31, 2016, the Audit Committee met eight times in-person and telephonically, including quarterly in-person meetings with management, an internal audit consulting firm and our independent registered public accounting firm, to discuss matters concerning, among other matters, financial accounting matters, the audit of our consolidated financial statements for the year ended December 31, 2016, the adequacy of our internal controls over financial reporting, and internal audit matters. In addition, at each quarterly in-person Board of Trustees meeting, the Chairman of the Audit Committee updated the Board of Trustees with respect to matters discussed at the Audit Committee meetings.

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

Pursuant to the Audit Committee charter, the Audit Committee is responsible for the pre-approval of all auditing services and, to the extent permitted under applicable law, non-audit services to be provided to the Company by the independent registered public accounting firm engaged by the Company. The Chairperson of the Audit Committee is delegated the authority to grant such pre-approvals. The decisions of the Chairperson to pre-approve any such activity are presented to the Audit Committee at its next scheduled meeting. In accordance with the foregoing, the retention by management of the independent registered accounting firm engaged by the Company for tax consulting services for specific projects is pre-approved, provided, that the cost of any such retention does not exceed $20,000 and the annual cost of all such retentions does not exceed $50,000.

The Audit Committee previously adopted an Internal Audit Charter, which formalizes the internal audit function of the Company. For the year ended December 31, 2016, the Audit Committee retained CohnReznick LLP to provide internal audit assistance.

Report of the Audit Committee of our Board of Trustees

The management of Lexington Realty Trust, a Maryland real estate investment trust (the “Trust”) is responsible for the internal controls and financial reporting process of Trust. The independent registered public accounting firm is responsible for performing an independent audit of the Trust’s consolidated financial statements and auditing the Trust’s internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and issuing a report thereon. The Audit Committee of the Board of Trustees of the Trust (the “Audit Committee”) is responsible for monitoring and overseeing these processes. The charter of the Audit Committee is designed to assist the Audit Committee in complying with applicable provisions of the Securities Exchange Act of 1934, as amended, and the New York Stock Exchange’s listing rules, all of which relate to corporate governance and many of which directly or indirectly affect the duties, powers and responsibilities of the Audit Committee. Among the duties, powers and responsibilities of the Audit Committee as provided in the Audit Committee charter, the Audit Committee:

•	has sole power and authority concerning the engagement and fees of the independent registered public accounting firm,
•	reviews with the independent registered public accounting firm the scope of the annual audit and the audit procedures to be utilized,
•	pre-approves audit and permitted non-audit services provided by the independent registered public accounting firm,
•	reviews the independence of the independent registered public accounting firm,
•	reviews the adequacy of the Trust’s internal accounting controls, and
•	reviews accounting, auditing and financial reporting matters with the Trust’s independent registered public accounting firm and management.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2016 audited consolidated financial statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the PCAOB in Rule 3200T. The Audit Committee also received written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning indpendence, and discussed with the independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm referred to above, and the Audit Committee’s review of the representations of management, the Audit Committee recommended that the Board of Trustees of the Trust include the December 31, 2016 audited consolidated financial statements in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the United States Securities and Exchange Commission on March 1, 2017.

Audit Committee of the Board of Trustees

/s/ Harold First, Chairperson
Richard S. Frary
Lawrence L. Gray

Compensation Committee.  The functions of the Compensation Committee are set forth in a written charter, which is available on our web site at www.lxp.com. Primary among these functions are to determine the compensation for our executive officers and non-employee trustees and to administer and review our compensation plans and programs. As of December 31, 2016, the Compensation Committee members were Messrs. Frary (Chairperson), Gray, and Lynch. Ms. Koeneman was appointed to the Compensation Committee on February 6, 2017 upon Mr. Lynch’s passing. Each member of the Compensation Committee during 2016 and Ms. Koeneman was determined by our Board of Trustees to be “independent” as defined by the applicable listing standards of the NYSE. During the fiscal year ended December 31, 2016, the Compensation Committee met five times.

The Compensation Committee charter reflects various responsibilities, and the Compensation Committee periodically reviews and revises its charter. To assist in carrying out its responsibilities, the Compensation Committee regularly receives reports and recommendations from our executive officers, primarily our Chief Executive Officer, and from an outside compensation consultant it selects and retains. In addition and as appropriate, the Compensation Committee consults with its own legal or other advisors, all in accordance with the authority granted to it under its charter. During 2016, the Compensation Committee retained FPL Associates Compensation, a division of FPL Associates L.P., a nationally known executive compensation and benefits consulting firm, which we refer to as FPL. FPL charged $53,750 for these services. Other than reviewing and advising with respect to executive and trustee compensation, FPL does not provide any non-executive compensation or other services for us. As a result, FPL is an independent compensation consultant. Management does not retain any executive compensation consultant.

The Compensation Committee has the authority to determine and approve the individual elements of total compensation paid to our executive officers and certain other senior officers. The Compensation Committee reviews the performance and compensation of our executive officers, including the executive officers named in this proxy statement. Our Chief Executive Officer assists in the annual review of the compensation of our other executive officers and certain other senior officers. Our Chief Executive Officer makes recommendations with respect to salary adjustments and annual cash incentive opportunities, annual long-term incentive opportunities and any other long-term incentive awards based on his review and on market data compiled by the Compensation Committee’s compensation consultant or industry associations.

Compensation Committee Report(1)

The Compensation Committee (the “Compensation Committee”) of the Board of Trustees of Lexington Realty Trust, a Maryland real estate investment trust (the “Trust”) has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Compensation Committee recommended to our Board of Trustees that the Compensation Discussion and Analysis be included in the Trust’s proxy statement for the 2017 Annual Meeting of Shareholders and Annual Report on Form 10-K for the year ended December 31, 2016.

Compensation Committee of the Board of Trustees

/s/ Richard S. Frary, Chairperson
Lawrence L. Gray
Claire A. Koeneman

Nominating and Corporate Governance Committee.  The principal functions of the Nominating and Corporate Governance Committee are to identify individuals qualified to become trustees and/or executive officers, monitor corporate governance guidelines, lead the annual review of our Board of Trustees and make recommendations for service on all other committees and are set forth in a written charter, which is available on our web site at www.lxp.com. As of December 31, 2016, the Nominating and Corporate Governance Committee members were Ms. Koeneman (Chairperson) and Messrs. First and Frary. Each member of the Nominating and Corporate Governance Committee during 2016 was determined by our Board of Trustees to be “independent” as defined by the applicable listing standards of the NYSE. During the fiscal year ended December 31, 2016, the Nominating and Corporate Governance Committee met four times.

Our Board of Trustees believes that the Nominating and Corporate Governance Committee is qualified and in the best position to identify, review, evaluate and select qualified candidates for membership on our Board of Trustees based on the criteria described in the next paragraph. However, the Nominating and Corporate Governance Committee intends to consider nominees recommended by shareholders only if the submission of a recommendation includes a current resume and curriculum vitae of the candidate, a statement describing the candidate’s qualifications, contact information for personal and professional references, the name and address of the shareholder who is submitting the candidate for nomination, the number of shares which are owned of record or beneficially by the submitting shareholder and a description of all arrangements or understandings between the submitting shareholder and the candidate for nomination. Submissions should be made to: Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, NY 10119-4015, Attention: Secretary. The Nominating and Corporate Governance Committee has no obligation to recommend such candidates for nomination except as may be required by contractual obligation of the Company.

In recommending candidates for membership on our Board of Trustees, the Nominating and Corporate Governance Committee’s assessment includes consideration of issues of judgment, diversity, expertise, and experience. The Nominating and Corporate Governance Committee believes that a diverse board is one that includes differences of viewpoints, professional experience, education, skill, and other individual qualities and attributes that contribute to board heterogeneity. The Nominating and Corporate Governance Committee also considers other relevant factors as it deems appropriate. Generally, qualified candidates for board membership should (i) demonstrate personal integrity and moral character, (ii) be willing to apply sound and independent business judgment for the long-term interests of shareholders, (iii) possess relevant business or professional experience, technical expertise, or specialized skills, (iv) possess personality traits and backgrounds that fit with those of the other trustees to produce a collegial and cooperative environment, (v) be responsive to our needs, and (vi) have the ability to commit sufficient time to effectively carry out the duties of a trustee. After completing this evaluation and review, the Nominating and Corporate Governance Committee makes a

(1)	Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, which we refer to as the Securities Act, or the Exchange Act, that might incorporate by reference this proxy statement or future filings made by us under those statutes, the Compensation Committee Report is not deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under the Securities Act or the Exchange Act.

recommendation to our Board of Trustees as to the persons who should be nominated by our Board of Trustees, and our Board of Trustees determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

To the extent there is a vacancy on our Board of Trustees, the Nominating and Corporate Governance Committee will either identify individuals qualified to become trustees through relationships with our trustees or executive officers or by engaging a third party. The Nominating and Corporate Governance Committee has not engaged a third party to identify, evaluate or assist in identifying or evaluating potential nominees.

Executive Committee.  The principal function of the Executive Committee is to exercise the authority of our Board of Trustees regarding routine matters performed in the ordinary course of business or specific authority as authorized and approved by our Board of Trustees. As of December 31, 2016, the Executive Committee was comprised of Messrs. Lynch (Chairman), Frary, Eglin, and Roskind. Mr. Lynch passed away in February 2017. The Executive Committee does not meet regularly, but meets as necessary or as directed by our Board of Trustees.

Board Leadership Structure and Strategy and Risk Oversight

Our board leadership structure currently consists of an independent Lead Trustee, an executive Chairman and a Chief Executive Officer. While we have separated the Chairman and Chief Executive Officer roles, both positions are held by executive officers. We believe that these positions are appropriate as our Chairman is also our founder and is active in our management. As a result of our Chairman and our Chief Executive Officer not being independent of us, our Board of Trustees determined that a Lead Trustee, who is independent, was necessary and appropriate. The Lead Trustee acts as a liaison between the independent trustees and management and presides at all regularly-scheduled executive sessions of the non-management members or independent members of our Board of Trustees. As of December 31, 2016, Mr. Lynch was our Lead Trustee. Upon Mr. Lynch’s passing, Mr. Frary was appointed as our Lead Trustee.

Strategy and risk are an integral part of our Board of Trustees and Committee deliberations throughout the year. Management regularly performs, and reports to our Board of Trustees with respect to, our business plan. Management also performs a quarterly risk assessment as part of our enterprise risk management program, which is reported to our Board of Trustees. The quarterly risk assessment assesses the critical risks we face (e.g., strategic, operational, financial, legal/regulatory, and reputational), their relative magnitude and management’s actions to mitigate these risks. In addition, the Audit Committee assists our Board of Trustees with the oversight of our risk management program, including its oversight of our internal audit function.

Best Practices

We are mindful of the concerns of our shareholders and of proxy advisory groups. Within reason, we strive to implement best governance practices. In that regard, and in addition to the items disclosed elsewhere, we have implemented the following corporate governance practices.

•	Proxy Access. Our bylaws provide for proxy access.
•	Trustee Refreshment. Trustees are required to tender a resignation letter at age 75 and annually thereafter.
•	Management Succession Plan. On an annual basis, our Chief Executive Officer submits a management succession plan that provides for the ordinary course and emergency succession for our Chief Executive Officer and other key members of management, which is reviewed by the Nominating and Corporate Governance Committee.
•	Self-Assessment. Our Board of Trustees and its committees each perform an annual self-assessment.
•	Board Independence. Our Board of Trustees is at least two-thirds independent.
•	Independent Lead Trustee. We have an independent Lead Trustee because our Chairman is an executive officer of the Company.
•	Anti-Pledging/Hedging. Prohibit margin and/or pledging and/or hedging arrangements by our trustees and executive officers.

•	Share Ownership. Require (1) our Chief Executive Officer to beneficially own such number of common shares having a value equal to at least six times the amount of his annual base salary, (2) each of three next most highly compensated executive officers and the fifth most highly compensated executive officer to beneficially own such number of common shares having a value equal to at least three times and two times, respectively, such executive officer’s annual base salary, and (3) non-management trustees to beneficially own such number of common shares having a value equal to three times their annual retainer (after a phase-in period).
•	Share Retention. Require our executive officers to maintain beneficial ownership of at least 50% of any common shares acquired by them through our equity award plans from the later of November 2009 and the date of appointment as an executive officer of the Company, including, without limitation, through option awards and vesting of restricted shares, after taxes and transaction costs, until retirement or other termination of employment.
•	Trustee Compensation. Our non-management trustees each take at least 50% of their compensation from us in our common shares.
•	Share Options. Prohibit cash buyouts of underwater options.
•	Tax Gross-Ups. Eliminated and prohibit tax gross-ups and single-trigger change-in-control severance payouts in employment contracts.
•	Tenure. The average tenure of our independent trustees is less than 5 years as of the date of this proxy statement.
•	Declawed Blank Check Preferred. Blank check preferred shares cannot be issued as a “takeover” defense.
•	Shareholder Written Consent. Shareholders can act by written or electronic consent to the same extent shareholders can act at a meeting at which all shares are present and voted.
•	Special Meetings. Shareholders holding at least 25% of our outstanding common shares can call a special meeting of the shareholders.
•	No Exclusive Venue/Forum. There is no exclusive venue or forum for shareholder litigation.
•	No Fee Shifting. There is no fee shifting provision for unsuccessful shareholder litigants.
•	No Poison Pill. We do not have a poison pill.
•	Bylaw Amendment. Shareholders have concurrent power to amend our Bylaws.

Shareholder Communications

Parties wishing to communicate directly with our Board of Trustees, an individual trustee, the Lead Trustee or the non-management members of our Board of Trustees as a group should address their inquiries to our General Counsel by mail sent to our principal office located at One Penn Plaza, Suite 4015, New York, New York 10119-4015. The mailing envelope should contain a clear notification indicating that the enclosed letter is an “Interested Party/Shareholder-Board Communication,” “Interested Party/Shareholder-Trustee Communication,” “Interested Party/Shareholder-Lead Trustee Communication” or “Interested Party/Shareholder-Non-Management Trustee Communication,” as the case may be.

Periodic Reports, Code of Ethics, Committee Charters and Corporate Governance Guidelines

Our Internet address is www.lxp.com. We make available free of charge through our web site our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, other filings with the SEC, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after we electronically file such materials with the SEC. We also have made available on our web site copies of our current Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, Code of Business Conduct and Ethics, and Corporate Governance Guidelines. In the event of any changes to these charters or the code or the guidelines, updated copies will also be made available on our web site.

You may request a copy of any of the documents referred to above, without charge to you, by contacting us at the following address, email or telephone number:

Lexington Realty Trust
One Penn Plaza, Suite 4015
New York, NY 10119-4015
Attention: Investor Relations
ir@lxp.com
(212) 692-7200

Certain Relationships and Related Transactions

Policy.  We have adopted a written policy regarding the review, approval and ratification of any related party transaction. Under this policy, the Audit Committee or the Board of Trustees (consisting of all of the non-conflicted members) reviews the relevant facts and circumstances of each related party transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics and the Audit Committee or the Board of Trustees (consisting of all of the non-conflicted members) either approves or disapproves the related party transaction. Any related amendment to, or waiver of any provision of, our Code of Business Conduct and Ethics for executive officers or trustees must be approved by the Nominating and Corporate Governance Committee (consisting of the non-conflicted members) and will be promptly disclosed to our shareholders as required by applicable laws, rules or regulations including, without limitation, the requirements of the NYSE.

Any related party transaction will be consummated and continue only if the Audit Committee or the Board of Trustees (consisting of all of the non-conflicted members) has approved or ratified such transaction in accordance with the guidelines set forth in the policy. For purposes of our policy, a “Related Party” is: (1) any person who is, or at any time since the beginning of our last fiscal year was, one of our trustees or executive officers or a nominee to become one of our trustees; (2) any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; (3) any immediate family member of any of the foregoing persons, which means any spouse, child, stepchild, parent, stepparent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law; and (4) any firm, corporation, or other entity in which any of the foregoing persons is employed, is a general partner, principal, or in a similar position, or in which such person has a 5% or greater beneficial ownership interest.

We have also adopted a written supplemental policy for related party transactions involving our trustees and trustee nominees and our executive officers and any immediate family member of the foregoing persons, which provides for additional levels of review and exclusion of the related party from discussions, negotiations and approvals of the related party transaction. The full supplemental policy is set forth in our Code of Business Conduct and Ethics.

Indemnification Agreements.  Our trustees and certain of our executive officers have entered into indemnification agreements with us. Pursuant to these agreements, we agree to indemnify the trustee or executive officer who is a party to such an agreement against any and all judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) actually incurred by the trustee or executive officer or in a similar capacity for any other entity at our request. These agreements include certain limitations on our obligations in certain circumstances, particularly in situations in which such indemnification is prohibited or limited by applicable law.

EB-5 Financings.  In connection with efforts, on a non-binding basis, to procure non-recourse mezzanine financing from an affiliate of Mr. Roskind, pursuant to the terms of the EB-5 visa program administered by the United States Citizenship and Immigration Services, which we refer to as the USCIS, for a joint venture investment in Houston, Texas, in which we have an investment, we executed a guaranty in favor of an affiliate of Mr. Roskind. The guaranty provides that we will reimburse investors providing the funds for such financing if the following occurs: (1) the joint venture receives such funds, (2) the USCIS denies the financing solely because the project is not permitted under the EB-5 visa program, and (3) the joint venture fails to return such funds. As of the date of this proxy statement, the joint venture has not received any such funds and we have not recorded any liability as it relates to this guaranty. The maximum amount of funds that would be subject to the guaranty obligation is $18.0 million.

In addition, in connection with efforts, on a non-binding basis, to procure non-recourse mezzanine financing from an affiliate of Mr. Roskind, pursuant to the terms of the EB-5 visa program administered by the USCIS, for an investment in Charlotte, North Carolina, we agreed to reimburse Mr. Roskind’s affiliate up to $6,500 for its expenses. As of the date of this proxy statement, such reimbursement has not occurred.

Charitable and Political Contributions

During 2016, we did not make any charitable contribution to any tax-exempt organization in which any independent trustee serves as an executive officer. As a general policy, we do not make a charitable contribution unless there is an express business purpose. We did not make any direct political contributions during 2016 and we do not intend to make any direct political contributions during 2017.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during 2016 is or has been one of our executive officers. Further, none of our executive officers has ever served as a member of the compensation committee or as a director of another entity whose executive officers served on our Compensation Committee or as a member of our Board of Trustees.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Executive Summary.

This Compensation Discussion and Analysis section discusses the compensation policies and programs for our named executive officers.

Named Executive Officers.  Our named executive officers are:

Name	Title
T. Wilson Eglin	Chief Executive Officer and President
Patrick Carroll	Executive Vice President, Chief Financial Officer, and Treasurer
E. Robert Roskind	Chairman
Richard J. Rouse	Vice Chairman and Chief Investment Officer
Joseph S. Bonventre	Executive Vice President, General Counsel and Secretary

Compensation Committee Responsibility and Philosophy.  The Compensation Committee administers the compensation policies and programs for our named executive officers and regularly reviews and approves our compensation strategy and principles to ensure that they are aligned with our business strategy and objectives, encourage high performance, promote accountability and assure that management’s interests are aligned with the interests of our shareholders. The Compensation Committee believes that the compensation program should further both short-term and long-term business goals and strategies while enhancing shareholder value. In keeping with this philosophy, the compensation program’s objectives are to:

•	maintain a transparent compensation program that is easy for all of our shareholders to understand;
•	further align the interests of our named executive officers with those of our shareholders;
•	strengthen the relationship between pay and performance; and
•	retain key members of management.

The Compensation Committee believes that the business judgment of its members is necessary to properly evaluate and design an executive compensation program.

2016 “Say on Pay” Advisory Vote.

In 2015, the Compensation Committee restructured our executive compensation program and approximately 98% of our shareholders voted “FOR” the compensation of our named executive officers in the proxy statement for 2015. In 2016, approximately 97% of our shareholders voted “FOR” the compensation of our named executive officers as disclosed in the proxy statement in 2016. Based on such approvals, the Compensation Committee has largely maintained the compensation framework approved in 2015 and 2016 for 2017 with modifications for our 2017 business plan objectives.

Executive Compensation Best Practices.

In addition to the items discussed elsewhere in this proxy statement, our executive compensation programs contain the following best practices:

•	Clawback: Our 2011 Equity-Based Award Plan provides, and our Amended and Restated 2011 Equity-Based Award Plan will provide, for the recoupment or clawback of awards under circumstances involving materially inaccurate results or misconduct.
•	Performance Driven: A majority of the annual cash incentive target opportunity and the long-term incentive target opportunity for executive compensation is based on annual pre-defined objective performance measures which will be disclosed with sufficient detail to allow shareholders to calculate performance.
•	Independent Compensation Consultant: The Compensation Committee uses an independent compensation consultant that does not perform any work directly for our management.

•	Peer Groups: We utilize a competitor peer group and a size-based peer group, but our Compensation Committee tends to focus more on the size-based peer group because the size of the companies in the competitor peer group varies greatly. While references are made to the median of the size-based peer group, the Compensation Committee does not target the median, average or any percentile of the peer group.

Determining the Amount of Each Element of Compensation.

The Compensation Committee reviews the performance of each of our named executive officers, including our Chief Executive Officer, on an annual basis. The Compensation Committee considers, among other things, (1) the scope of the individual’s responsibilities, including the demands and profile of the positions held by the individual, (2) the individual’s experience and tenure with us, (3) the individual’s performance and contribution to our performance, (4) our performance against annual objectives set forth in management’s business plan, and (5) competitive salaries. The Compensation Committee retains an independent compensation and benefits consultant, FPL, and considers the results of compensation studies prepared for it by such consultant or industry and trade associations.

No formal internal pay equity study is done, but our Compensation Committee retains the discretion to reduce certain payouts to align payouts with individual responsibilities and performance. Our Chief Executive Officer assists in the annual review of our named executive officers and makes recommendations to the Compensation Committee. However, the Compensation Committee makes all determinations with respect to the actual compensation of our named executive officers, including our Chief Executive Officer.

The independent compensation consultant provides the following services to the Compensation Committee:

•	Management Data Collection:
º	reviewing historical pay philosophy and practices;
º	confirming the existing compensation philosophy; and
º	reviewing the Chief Executive Officer’s recommendations.
•	Compensation Guidance and Commentary:
º	providing initial thoughts and reactions to the Chief Executive Officer’s recommendations in light of then current market practices and performance;
º	providing thoughts and perspectives on the broader REIT market, from a compensation perspective, based on ongoing conversations with executives/board members and up-to-date compensation data; and
º	providing studies and recommendations regarding peer group data.

We are always competing for the best talent with our direct industry peers and with the broader market. Accordingly, the Compensation Committee regularly reviews the market data, pay practices and ranges of our “peer” companies and the broader market to ensure that we continue to offer a relevant and competitive executive pay program each year. Throughout this Compensation Discussion and Analysis, we refer to two distinct peer groups, as described below, which were established by the independent compensation consultant, the Compensation Committee and our Chief Executive Officer in 2016.

•	Competitor Peer Group. For 2016, this group consisted of twelve public REITs, which are either (1) our competitors for property acquisitions and tenants in the single-tenant net-lease space or (2) owners of a portfolio of primarily net-leased assets. The companies included in this peer group are as follows:

Communications Sales & Leasing, Inc.
EPR Properties
Getty Realty Corp.
Gramercy Property Trust, Inc.
National Retail Properties, Inc.
One Liberty Properties, Inc.
Realty Income Corporation
Spirit Realty Capital, Inc.
STAG Industrial, Inc.
STORE Capital Corporation
VEREIT, Inc.
W.P. Carey Inc.

This competitor peer group helped the Compensation Committee understand how each named executive officer’s total compensation compares with the total compensation for reasonably similar positions at our most direct REIT competitors.

•	Size Peer Group. For 2016, this group consisted of seventeen public REITs, which operate across multiple asset classes and are similar in size to our total capitalization as of November 30, 2016. Our total market capitalization was at approximately the 64th percentile and 41st percentile of this peer group as of December 31, 2015 and November 30, 2016, respectively. The companies included in this peer group are as follows:

Acadia Realty Trust
Apple Hospitality REIT, Inc.
Brandywine Realty Trust
Columbia Property Trust, Inc.
CoreSite Realty Corporation
Corporate Office Properties Trust
CyrusOne Inc.
First Industrial Realty Trust, Inc.
Kite Realty Group Trust
LaSalle Hotel Properties
Mack-Cali Realty Corporation
National Health Investors, Inc.
Piedmont Office Realty Trust, Inc.
PS Business Parks, Inc.
Rayonier, Inc.
RLJ Lodging Trust
Urban Edge Properties

The size-based peer group helped the Compensation Committee compare our overall compensation practices against a broader mix of REITs to ensure that our compensation practices are reasonable in light of the size of our organization. Although the two peer groups are comprised solely of REITs, we also compete with other public and private companies in the New York metropolitan marketplace for talent. Therefore, we also consider other information regarding market trends in compensation in addition to the data derived from these peer group reviews.

Reported, Realizable and Realized Pay for CEO.

A more complete view of total direct compensation (base salary, annual incentive opportunity and long-term incentive opportunity) requires a breakdown of “reported,” “realizable” and “realized” pay. A significant portion of the compensation reported in the Summary Compensation Table below is “realizable” pay, some of which may never be “realized” pay. However, the fair value of the “realizable” pay on the grant date is “reported” pay. Fair value is computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718, as follows:

•	Service-based equity awards: Fair value of the award is based on the closing price of the common shares on the date of grant (or, if the date of grant was not a trading day, the last trading day prior to the date of grant) and does not reflect any time-based vesting conditions or service period even though it is not “realized” pay.
•	Performance-based equity awards: Fair value of the award is determined using a Monte Carlo simulation model, which is an estimation of the value based on hypothetical models. However, if such performance is never achieved, the awards will not result in “realized” pay.

The following sets forth the reported, realizable and realized pay for Mr. Eglin, our Chief Executive Officer, for 2016, 2015 and 2014:

Year	Reported(1)	Realizable(2)	Realized(3)	Percentage of Reported Pay Realized in Period
2016	$3,341,304	$1,454,161	$1,887,143	56%
2015	$3,139,719	$1,731,345	$1,408,374	45%
2014	$1,592,126	$0	$1,592,126	100%
Three-Year Total	$8,073,149	$3,185,506	$4,887,643	61%

(1)	Reported pay is the Total from the Summary Compensation Table below.
(2)	Realizable pay consists of the Share Awards from the Summary Compensation Table below.
(3)	Realized pay includes Salary, Non-Equity Incentive Plan Compensation and All Other Compensation from the Summary Compensation Table below for the applicable year.

Elements of Compensation Program Applicable to Named Executive Officers for 2017.

The Compensation Committee retained FPL as its independent compensation consultant to perform an analysis of our compensation practices for our named executive officers with those of our peers and to make recommendations with respect to the compensation program applicable to our named executive officers for 2017.

Base Salary.  The Compensation Committee believes that base salaries provide our named executive officers with a degree of financial certainty and stability and are essential in attracting and retaining highly qualified individuals. Base salaries, which were increased as of January 1, 2017 for the first time since January 1, 2014, are as follows:

Officer	2017 Base Salary	2016 Base Salary	% Change
T. Wilson Eglin	$665,000	$640,000	4%
Patrick Carroll	$425,000	$410,000	4%
E. Robert Roskind	$525,000	$520,000	1%
Richard J. Rouse	$530,000	$520,000	2%
Joseph S. Bonventre	$320,000	$305,000	5%

Annual Cash Incentive Opportunity.  The annual cash incentive opportunity is designed to supplement the cash compensation of our named executive officers so that cash compensation is competitive within our industry and peer groups and properly rewards our named executive officers for their performance and their efforts for meeting specified objectives. The annual cash incentive opportunity for the 2017 executive compensation program for our named executive officers will be a percentage of base salary as follows:

Officer	Threshold		Target		Maximum
T. Wilson Eglin	56.25%	$374,063	112.5%	$748,125	225%	$1,496,250
Patrick Carroll	50%	$212,500	100%	$425,000	200%	$850,000
E. Robert Roskind	40%	$210,000	80%	$420,000	160%	$840,000
Richard J. Rouse	40%	$212,000	80%	$424,000	160%	$848,000
Joseph S. Bonventre	50%	$160,000	100%	$320,000	200%	$640,000

Our Chief Executive Officer’s target total cash compensation (base salary plus target annual cash incentive) of $1,413,125 is approximately 6% less than the median target total cash compensation in the 2016 size-based peer group.

Seventy percent of the annual cash incentive opportunity will be determined by the following predefined objective performance measures derived from our business plan for the period commencing January 1, 2017 and ending December 31, 2017. The Compensation Committee believes the targets for the annual cash incentive opportunity are reasonable and rigorous. The Compensation Committee’s determination of whether an item was met will be disclosed in the proxy statement for the 2018 Annual Meeting of Shareholders.

Item	Weighting	Target	Rationale
Investments			External growth is an important component of our strategy and the acquisition volume target is in excess of commitments at the beginning of 2017. The weightings for investments and target investment volume have been increased over last year’s investment weightings due to our focus on growth. The lease term target is lower than last year due to our expanded efforts to acquire industrial assets, including those with leases as short as seven years. The target yield is lower than last year’s target due to the competition in the acquisition market. We still expect management to remain a disciplined investor while adding assets that improve our long-term cash flows and portfolio quality.
Volume(1)	15%	$400 million
Lease Term(2)(3)	7.5%	12.5 years
Initial Cash Yield(3)(4)	10%	6.5%

Item	Weighting	Target	Rationale
Dispositions	30%	$300 million	Dispositions allow us to recycle capital into its most accretive use in support of our portfolio strategy. In a competitive investment environment, dispositions are an excellent source of capital and a means to strengthen our portfolio. The weighting for dispositions has been decreased over last year’s weightings due to the strong focus on dispositions in 2016, including the disposition of our New York City ground leases. Our business plan contemplates continuing the trend of recycling capital and repositioning our portfolio to capture the value of our multi-tenant and retail properties and to reduce our exposure to the suburban office sector. We believe that as our portfolio improves and our operations become more efficient, dispositions will play a smaller role in the compensation program.
Portfolio Management			Successful portfolio management safeguards income and supports internal growth. The total weighting for portfolio management increased year over year, which is reflective of the importance of managing our assets. Maintaining target occupancy levels takes into account tenant retention or replacement for expected vacancies. We place significant emphasis on tenant retention and often work with the tenant prior to the year of expiration to ensure continued tenancy. Sustaining the weighted-average term is an important measure of cash flow stability; however, monetizing investments through dispositions may result in a year-over-year decrease in weighted-average lease term within an acceptable range. Due to the volume of dispositions in 2016 and our acquisitions of industrial assets with leases as short as seven years, our targets have remained the same, but are just as rigorous.
Occupancy	10%	>96%
Tenant Retention(5)	10%	70%
Weighted-Average Term	10%	>8.5 years

Item	Weighting	Target	Rationale
Balance Sheet			A strong balance sheet with moderate leverage provides us with financial flexibility while supporting our credit ratings. In 2016, we completed a multi-year effort to enhance and strengthen our balance sheet. We expect management to remain disciplined with respect to balance sheet management and maintenance of our investment-grade credit ratings. However, we believe that reducing the number of balance sheet metrics to just our credit rating is sufficient to achieve this objective.
Credit Rating	7.5%	Maintain current ratings

(1)	Includes loan investments, closed acquisitions and build-to-suit commitments up to the amount funded during the period.
(2)	Weighted-average.
(3)	Excludes loan investments and on-going build-to-suit transactions.
(4)	Disclosed in earnings press releases for applicable periods.
(5)	Calculated by dividing (i) the square footage scheduled, or previously scheduled to expire as of the beginning of the period that was renewed by (ii) the square footage that was scheduled, or previously scheduled, to expire as of the beginning of the period, in all cases excluding sold properties and multi-tenant properties.

Beginning in 2016, the Compensation Committee eliminated total shareholder returns from the annual cash incentive opportunity because the Compensation Committee believes that the focus of the annual cash incentive opportunity should be short-term operating objectives and that total shareholder return should be a long-term objective. In support of that belief, sixty percent of the long-term incentive opportunity granted in 2017 at the target level is subject to the achievement of shareholder return goals.

The Compensation Committee has the ability, in its sole discretion, to clawback any amounts, as appropriate, if audited financial results would provide for lower incentive payouts. The Compensation Committee will also have the right to modify the measurements and lower payouts to account for unusual and nonrecurring items or if any potential payouts are inappropriate in light of other circumstances, such as overall company or individual performance or unique market conditions.

The remaining thirty percent of the annual cash incentive opportunity is entirely subjective and will be based on individual and company performance. Individual performance will be specific to the duties and responsibilities of the named executive officer.

Long-Term Incentive Opportunity.  The long-term incentive opportunity is designed to increase the ownership of us by our named executive officers, while motivating long-term performance, encouraging long-term dedication to us and operating as a retention mechanism.

The long-term incentive opportunity for the 2017 executive compensation program is a long-term incentive award consisting of a mix of performance-based non-vested shares and service-based non-vested shares. Vesting for performance-based non-vested shares is tied to our total shareholder return relative to other REITs for the three-year period beginning January 1, 2017 and ending December 31, 2019, subject to the named executive officer’s continued employment and, as applicable, any employment agreement or written severance policy that is in effect.

Type:	Performance-Based Non-Vested Shares		Service-Based Non-Vested Shares
Amount of Target Award:	30%	30%	40%
Comparator Group:	SNL US Equity REIT Index	Competitor peer group, initially consisting of: Communications Sales & Leasing, Inc. (UNIT) EPR Properties (EPR) Getty Realty Corp. (GTY) Gramercy Property Trust, Inc. (GPT) Monmouth Real Estate Investment Corporation (MNR) National Retail Properties, Inc. (NNN) Realty Income Corporation (O) Select Income REIT (SIR) Spirit Realty Capital, Inc. (SRC) STAG Industrial, Inc. (STAG) VEREIT (VER) W.P. Carey Inc. (WPC)	N/A
Vesting Conditions:	Cliff-based vesting after three year performance period commencing January 1, 2017.
Threshold performance is set at the 33rd percentile, target performance at the 50th percentile, and maximum performance at the 75th percentile versus the respective group.
No performance-based shares are earned for results below the threshold level.
	Straight-line interpolation is used to determine awards for results between performance levels.		Pro-rata vesting annually over three years.
Dividends	Accrue and are only payable if and to the extent the shares vest.		Currently paid.

Rationale	Performance assessments within our applicable industry group and competitor peer group similar to shareholder comparison when making an investment decision.		Enhance retention and promote longer-term equity ownership in us.

The long-term incentive opportunity is as follows:

Officer	Performance-Based Opportunity			Service-Based Award	Total Target Opportunity	Change from 2016
	Threshold	Target	Maximum
T. Wilson Eglin	$534,000	$1,068,000	$2,136,000	$712,000	$1,780,000	38.6%
Patrick Carroll	$180,000	$360,000	$720,000	$240,000	$600,000	5.1%
E. Robert Roskind	$96,000	$192,000	$384,000	$128,000	$320,000	-22.7%
Richard J. Rouse	$139,200	$278,400	$556,800	$185,600	$464,000	-17.4%
Joseph S. Bonventre	$108,600	$217,200	$434,400	$144,800	$362,000	-13.8%

While our Chief Executive Officer’s target long-term incentive opportunity for 2017 is meaningfully higher than last year’s target opportunity, the target long-term incentive opportunity of $1,780,000 is approximately 11% less than the median target long-term incentive opportunity in the 2016 size-based peer group. In addition, the Compensation Committee decreased the weighting of performance versus service from 70/30 to 60/40. In 2016, our total shareholder return on an absolute basis was 45%. The Compensation Committee believes 60/40 represents an appropriate balance between performance-and service-based awards for the performance period commencing in 2017.

The number of performance-based non-vested shares (calculated using maximum opportunity level for accounting purposes) and service-based non-vested shares granted and issued was based on the closing price of our common shares on January 10, 2017 (the date approved by the Compensation Committee), which was $10.74 per share; with the number of performance-based non-vested shares rounded to the nearest share and the number of service-based non-vested shares rounded up to the nearest 10 shares to avoid fractional shares when vesting. We fully expect to disclose the amount of performance-based non-vested shares that vest in our definitive proxy statement for the 2020 Annual Meeting of Shareholders.

At Risk Compensation.  Fifty-seven percent (57%) of 2017 total compensation to our Chief Executive Officer at the target level is “at risk” and subject to performance (subjective and pre-defined objective) measures, including 33% of the 2017 total compensation to our Chief Executive Officer at the target level that is subject to future pre-defined performance measures. The following illustrates our Chief Executive Officer’s 2017 total compensation at target level.

CEO Target Direct Compensation

Recap of 2016 Executive Compensation Program.

2016 Executive Compensation Program.  The 2016 executive compensation program consisted of (1) base salary (disclosed above), (2) annual cash incentive opportunity, and (3) annual long-term opportunity.

Annual Cash Incentive Awards.  The annual cash incentive award under the 2016 executive compensation program was as follows:

Officer	2016 Award	% of Target
T. Wilson Eglin	$1,080,000	150%
Patrick Carroll	$615,000	150%
E. Robert Roskind	$510,000	98%
Richard J. Rouse	$566,000	109%
Joseph S. Bonventre	$458,000	150%

Seventy percent (70%) of the annual cash incentive opportunity was based on pre-defined objective measures (from January 1, 2016 to December 31, 2016) and 30% was based on subjective measures as disclosed in definitive proxy statement for the 2016 Annual Meeting of Shareholders.

In January 2017, the Compensation Committee evaluated the Company’s performance on the objective and subjective measures and made the determinations as detailed below.

Item	Weighting	Target		Actual		Determination
Balance Sheet
Debt to Total Assets(1)	7.5%	42.5%		40.4%		Target/Maximum
Credit Rating	7.5%	Maintain	(7)	Increase	(7)	Target/Maximum
Investments
Volume(2)	5%	$325 million		$362.9 million		Target
Lease Term(3)(4)	5%	15 years		18.1 years		Maximum
Initial Cash Yield(4)(5)	5%	7.0%		6.8%		Threshold/Target
GAAP Yield(4)(5)	5%	8.0%		7.6%		Threshold/Target
Dispositions
New York, NY Land Leases	20%	$335 million		$375.7		Maximum
Other dispositions	20%	$265 million		$294 million		Target/Maximum
Portfolio Management
Occupancy	7.5%	>96%		>96%		Target
Tenant Retention(6)	7.5%	70%		77.2%		Target/Maximum
Weighted-Average Term	10%	>8.5 years		8.6 years		Target

(1)	Calculated in accordance with our indentures governing our Senior Notes.
(2)	Includes loan investments, closed acquisitions and build-to-suit commitments up to the amount funded during the period.
(3)	Weighted-average.
(4)	Excludes loan investments and on-going build-to-suit transactions.
(5)	Disclosed in earnings press releases for applicable periods.
(6)	Calculated by dividing (i) the square footage scheduled, or previously scheduled to expire as of the beginning of the period that was renewed by (ii) the square footage that was scheduled, or previously scheduled, to expire as of the beginning of the period, in all cases, excluding sold properties and multi-tenant properties.
(7)	Target was maintain then current ratings. In 2016, Standard & Poor’s increased corporate credit rating from BB+ to BBB-.

Weightings of Threshold/Target and Target/Maximum are interpolations at the discretion of the Compensation Committee and not necessarily the midpoint. The determination of the objective measurements resulted in each named executive officer being entitled to 140% of the target objective portion of the 2016 annual incentive opportunity:

With respect to the subjective portion of the annual incentive opportunity, the Compensation Committee determined that Messrs. Eglin, Carroll and Bonventre were eligible for close to the maximum subjective portion, while Messrs. Roskind and Rouse were eligible for a nominal subjective portion. The primary drivers behind the determinations for Messrs. Roskind and Rouse were not individual performance, but rather an effort by the Compensation Committee to award Messrs. Roskind and Rouse within an acceptable range of the benchmarking analysis.

The factors considered for the subjective portion of the annual incentive opportunity for each of Messrs. Eglin, Carroll and Bonventre were:

•	T. Wilson Eglin: Developing, implementing and completing an annual business plan; using capital in a prudent manner; interacting with shareholders, analysts and our Board of Trustees; and maintaining appropriate leadership at the top of our organization.
•	Patrick Carroll: Maintaining a balance sheet that allows us to efficiently access capital for our business plan; sourcing equity and debt capital in the most efficient manner; monitoring G&A costs; and overseeing the financial reporting process and internal control framework.
•	Joseph S. Bonventre: Overseeing legal compliance; monitoring transactions and litigations, including oversight of outside counsel; monitoring G&A costs; and assisting with the maintenance of our internal control framework.

Subsequent to awarding annual incentive awards, our management determined that a $7.7 million lease termination payment received by us in the quarter ended June 30, 2016 should have been fully taken in as income in such quarter as opposed to our initial accounting of amortizing such payment over a replacement lease. This immaterial error resulted in a restatement of certain line items in our quarterly financial statements for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2017 (see Note 20 to our condensed consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016, or our Annual Report). Our management also determined that we had a material weakness in our internal controls over financial reporting as described in further detail in Item 9A of our Annual Report. Our Compensation Committee determined not to clawback any awards with respect to 2016, but will take into account such material weakness and management’s remediation plan when determining the subjective portion of the annual incentive opportunity for 2017 as discussed above.

Annual Long-Term Incentive Award.  The 2016 annual long-term incentive award was disclosed in the proxy statement for the 2016 Annual Meeting of Shareholders. The 2016 awards are similar to the 2017 long-term incentive awards described above, but with a performance period of January 1, 2016 to December 31, 2018. The awards granted were as follows:

Officer	Performance-Based Opportunity			Service-Based Award	Total Target Opportunity
	Threshold	Target	Maximum
T. Wilson Eglin	$449,400	$898,800	$1,797,600	$385,200	$1,284,000
Patrick Carroll	$199,850	$399,700	$799,400	$171,300	$571,000
E. Robert Roskind	$144,900	$289,800	$579,600	$124,200	$414,000
Richard J. Rouse	$196,700	$393,400	$786,800	$168,600	$562,000
Joseph S. Bonventre	$147,000	$294,000	$588,000	$126,000	$420,000

Performance-Based Opportunity of Outstanding Long-Term Incentive Awards.

The following is a summary of the performance-based opportunity portion of the long-term incentive awards granted in 2015 and 2016 assuming the performance period for each award ended on December 31, 2016:

Performance Period Start Date	Peer Group Percentile Ranking	Index Percentile Ranking
1/1/2015	36.36%	49.28%
1/1/2016	100.00%	97.35%

This strong performance would have resulted in the following awards:

Officer	Year of Grant	Expected Performance-Based Realized Amount(1)	Percentage of Performance-Based Target Opportunity
T. Wilson Eglin	2015	$804,492	79%
	2016	$2,534,479	200%
Patrick Carroll	2015	$361,093	79%
	2016	$1,127,088	200%
E. Robert Roskind	2015	$244,266	79%
	2016	$817,193	200%
Richard J. Rouse	2015	$403,572	79%
	2016	$1,109,322	200%
Joseph S. Bonventre	2015	$260,197	79%
	2016	$829,030	200%

(1)	Excludes accrued dividends.

The actual payouts for the 2015 awards will be disclosed in the proxy statement for the 2018 Annual Meeting of Shareholders and the actual payouts for the 2016 awards will be disclosed in the proxy statement for the 2019 Annual Meeting of Shareholders.

Companywide Retirement and Health and Welfare Benefits.

General.  In addition to the executive compensation programs outlined in this proxy statement, our named executive officers participate in retirement and health and welfare benefits that are available to all employees with no distinction made among any groups of employees other than as required by applicable tax rules.

Executive Life Insurance Policies.  In 2001, our Board of Trustees approved individual/portable term life insurance policies for our named executive officers who were employed by us at the time, which are in addition to the benefits set forth above. We pay the premiums under these policies each year that the insured is one of our employees. The premiums for 2016 were: $1,314 for Mr. Eglin; $712 for Mr. Carroll; and $2,727 for Mr. Rouse. Each policy provides for a maximum benefit of $700,000, with the exception of Mr. Rouse’s policy, which provides for a maximum benefit of $1,000,000, but Mr. Rouse pays the additional premium for the benefit over $700,000. Mr. Roskind no longer receives this benefit because his policy expired in 2012 and was not renewed. Mr. Bonventre does not receive this benefit because he was not employed by us in 2001. Mr. Rouse will no longer receive this benefit in 2017 because his policy expires in 2017.

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Summary Compensation Table

The following table sets forth summary information concerning the compensation earned by our named executive officers for the fiscal years ended December 31, 2016, 2015 and 2014.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Share Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
T. Wilson Eglin Chief Executive Officer and President	2016	640,000	—	1,454,161	—	1,080,000	—	167,143	3,341,304
	2015	640,000	—	1,731,345	—	576,000	—	192,374	3,139,719
	2014	640,000	—	—	—	720,000	—	232,126	1,592,126
Patrick Carroll Chief Financial Officer, Treasurer and Executive Vice President	2016	410,000	—	646,714	—	615,000	—	50,245	1,721,959
	2015	410,000	—	777,115	—	369,000	—	75,309	1,631,424
	2014	410,000	—	—	—	410,000	—	109,984	929,984
E. Robert Roskind Chairman	2016	520,000	—	468,904	—	510,000	—	41,338	1,540,242
	2015	520,000	—	525,676	—	416,000	—	59,157	1,520,833
	2014	520,000	—	—	—	520,000	—	98,157	1,138,157
Richard J. Rouse Vice Chairman and Chief Investment Officer	2016	520,000	—	636,540	—	566,000	—	56,877	1,779,417
	2015	520,000	—	868,564	—	468,000	—	97,995	1,954,559
	2014	520,000	—	—	—	520,000	—	139,259	1,179,259
Joseph S. Bonventre Executive Vice President, General Counsel and Secretary	2016	305,000	—	475,658	—	458,000	—	37,164	1,275,822
	2015	305,000	—	559,942	—	275,000	—	44,787	1,184,729
	2014	305,000	—	—	—	305,000	—	63,944	673,944

(1)	The amounts shown include amounts earned but a portion of which may be deferred at the election of the officer under our 401(k) Plan.
(2)	Equals the aggregate grant date fair value of awards granted in the applicable year computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. The fair value of share awards subject to time-based vesting conditions or service periods is based on the closing price of the common shares on the date of grant (or, if the date of grant was not a trading day, the last trading day prior to the date of grant) and does not reflect any time-based vesting conditions or service period. The fair value of share awards subject to performance-based vesting conditions is determined using a Monte Carlo simulation model and the amount set forth above assumes “maximum” performance.
(3)	Amounts were made pursuant to a non-equity incentive plan described in the applicable year’s definitive proxy statement.
(4)	Non-qualified deferred compensation consists solely of a trust established for the benefit of certain of our executive officers, into which, in previous years, such persons had the option to place non-vested common share awards. Dividends on these shares are the same as all those paid on all common shares and are paid by us to the trust, which makes a corresponding distribution to the participant. Earnings on the participant accounts consist of dividends and increase in market value of the common shares in the trust. None of the earnings were above-market. See “-Non-Qualified Deferred Compensation,” below.

(5)	Amount represents: (i) dividends paid on non-vested common shares (excluding any deferred dividends), (ii) the dollar value of life insurance premiums paid by us during the applicable fiscal year with respect to portable life insurance policies for the life of certain executive officers, and (iii) contributions by us to the executive officer’s account under our 401(k) Plan. The premiums paid by us under company sponsored health care insurance, dental insurance, long-term disability insurance and life insurance available to all employees, are excluded. The following table details the 2016 other compensation amounts for each executive officer:

Executive	Dividends Paid on Service Based- Non-Vested Common Shares(1)	Company- Paid Life Insurance Premiums	401(k) Company Contributions	Total
T. Wilson Eglin	$152,579	$1,314	$13,250	$167,143
Patrick Carroll	$36,283	$712	$13,250	$50,245
E. Robert Roskind	$28,088	—	$13,250	$41,338
Richard J. Rouse	$40,900	$2,727	$13,250	$56,877
Joseph S. Bonventre	$23,914	—	$13,250	$37,164
(1)	The dividends on performance-based non-vested common shares and long-term retention grants accrue and are only paid at the time of vesting of the related common shares.

Grants of Plan-Based Awards

The following table sets forth summary information concerning all grants of plan-based awards made to the named executive officers during the fiscal year ended December 31, 2016.

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (CASH) ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (SHARES) (#)			All Other Share Awards; Number of Shares	All Other Option Awards; Number of Shares Underlying Option Awards	Exercise Price of Option Awards ($)	Grant Date Fair Value of Share and Option Awards ($)
			Threshold	Target	Maximum	Threshold	Target	Maximum
T. Wilson Eglin	1/8/16		—	—	—	58,669	117,337	234,674	50,290	—	—	1,454,161
	3/25/16	(1)	360,000	720,000	1,440,000	—	—	—	—	—	—	—
Patrick Carroll	1/8/16		—	—	—	26,090	52,180	104,360	22,370	—	—	646,714
	3/25/16	(1)	205,000	410,000	820,000	—	—	—	—	—	—	—
E. Robert Roskind	1/8/16		—	—	—	18,917	37,833	75,666	16,220	—	—	468,904
	3/25/16	(1)	260,000	520,000	1,040,000	—	—	—	—	—	—	—
Richard J. Rouse	1/8/16		—	—	—	25,679	51,358	102,715	22,020	—	—	636,540
	3/25/16	(1)	260,000	520,000	1,040,000	—	—	—	—	—	—	—
Joseph S. Bonventre	1/8/16		—	—	—	19,191	38,381	76,762	16,450	—	—	475,658
	3/25/16	(1)	152,500	305,000	610,000	—	—	—	—	—	—	—

(1)	See “Compensation Discussion and Analysis — Recap of 2016 Executive Compensation Program,” above, for the actual payouts. Share amounts are rounded.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information concerning outstanding equity awards held by each of the named executive officers as of December 31, 2016.

	Option Awards				Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
T. Wilson Eglin	—	—	—	—	857,277	(2)	9,258,592	2,599	(6)	28,069
	—	—	—	—	—		—	94,435	(7)	1,019,898
	—	—	—	—	—		—	234,674	(8)	2,534,479
Patrick Carroll	—	—	—	—	234,483	(5)	2,532,416	1,299	(6)	14,029
	—	—	—	—	—		—	42,387	(7)	457,780
	—	—	—	—	—		—	104,360	(8)	1,127,088
E. Robert Roskind	—	—	—	—	24,413	(9)	263,660	—		—
	—	—	—	—	—		—	28,673	(7)	309,668
	—	—	—	—	—		—	75,666	(8)	817,193
Richard J. Rouse	—	—	—	—	35,560	(10)	384,048	2,598	(6)	28,058
	—	—	—	—	—		—	47,373	(7)	511,628
	—	—	—	—	—		—	102,715	(8)	1,109,322
Joseph S. Bonventre	38,000	—	6.39	(3)	125,177	(11)	1,351,912	—		—
	57,000	—	7.95	(4)	—		—	30,543	(7)	329,864
	—	—	—	—	—		—	76,762	(8)	829,030

(1)	Market value has been calculated as the closing price of our common shares on the NYSE on December 31, 2016, which was $10.80 per share. For 2015 performance share awards, target performance is assumed due to exceeding threshold in the previous fiscal year. For 2016 performance share awards, maximum performance is assumed due to exceeding maximum threshold in the previous fiscal year.
(2)	Consists of (i) 30,000 non-vested common shares granted on January 15, 2012, which vested in 2017, (ii) 750,000 non-vested common shares granted on January 10, 2013, which are scheduled to vest in equal annual installments over the four-year period beginning January 15, 2018 with accelerated vesting for half of the grant after January 15, 2018 if the average closing common share price equals or exceeds $15.00 for a consecutive 20-day trading period, (iii) 26,987 non-vested common shares granted on January 8, 2015, which vest in equal installments in 2017 and 2018, and (iv) 50,290 non-vested common shares granted on January 8, 2016, which vest in equal installments in 2017, 2018 and 2019.
(3)	Common share options were granted on January 8, 2010. The common share options (i) have an exercise price of $6.39 per share, (ii) vested ratably over a five year period, and (iii) expire December 31, 2019.
(4)	Common share options were granted on December 31, 2010. The common share options (i) have an exercise price of $7.95 per share, (ii) vested ratably over a five year period, and (iii) expire December 31, 2020.
(5)	Consists of (i) 200,000 non-vested common shares granted on January 10, 2013, which are scheduled to vest in equal annual installments over the four-year period beginning January 15, 2018 with accelerated vesting for half of the grant after January 15, 2018 if the average closing common share price equals or exceeds $15.00 for a consecutive 20-day trading period, (ii) 12,113 non-vested common shares granted on January 8, 2015, which vest in equal installments in 2017 and 2018, and (iii) 22,370 non-vested common shares granted on January 8, 2016, which vest in equal installments in 2017, 2018 and 2019.
(6)	Consists of non-vested common shares granted on January 31, 2003, which vest if our cash available for distribution growth exceeds 2% annually to the extent of two times such percentage growth, with no expiration date.

(7)	Consists of non-vested common shares granted on January 8, 2015, which are subject to performance based vesting. The amount of non-vested common shares that will vest is based on our total shareholder return relative to other REITs in a specified index and a peer group for the three-year period ending December 31, 2017.
(8)	Consists of non-vested common shares granted on January 8, 2016. The amount of non-vested common shares that will vest is based on our total shareholder return relative to other REITs in a specified index and a peer group for the three-year period ending December 31, 2018.
(9)	Consists of (i) 8,193 non-vested common shares granted on January 8, 2015, which vest in equal installments in 2017 and 2018, and (ii) 16,220 non-vested common shares granted on January 8, 2016, which vest in equal installments in 2017, 2018 and 2019.
(10)	Consists of (i) 13,540 non-vested common shares granted on January 8, 2015, which vest in equal installments in 2017 and 2018, and (ii) 22,020 non-vested common shares granted on January 8, 2016, which vest in equal installments in 2017, 2018 and 2019.
(11)	Consists of (i) 100,000 non-vested common shares granted on January 10, 2013, which are scheduled to vest in equal annual installments over the four-year period beginning January 15, 2018 with accelerated vesting for half of the grant after January 15, 2018 if the average closing common share price equals or exceeds $15.00 for a consecutive 20-day trading period, (ii) 8,727 non-vested common shares granted on January 8, 2015, which vest in equal installments in 2017 and 2018, and (iii) 16,450 non-vested common shares granted on January 8, 2016, which vest in equal installments in 2017, 2018 and 2019.

Option Exercises and Stock Vested

The following table sets forth summary information concerning option exercises and vesting of stock awards for each of the named executive officers during the year ended December 31, 2016.

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
T. Wilson Eglin	190,585	466,977	85,127	770,328
Patrick Carroll	134,932	268,721	27,291	275,660
E. Robert Roskind	388,764	1,384,989	23,697	242,496
Richard J. Rouse	126,888	407,640	32,104	325,234
Joseph S. Bonventre	—	—	17,097	171,158

(1)	The value realized on exercise is calculated as the product of (a) the number of common shares for which the share options were exercised and (b) the excess of the closing price of our common shares on the NYSE on the day before the date of exercise (or for a broker assist exercise, at the price the underlying common shares were sold) over the applicable exercise price per share option. Includes shares withheld to satisfy exercise price and tax obligations, as applicable.
(2)	The value realized on vesting is calculated as the product of (a) the number of non-vested common shares that vested and (b) the closing price of our common shares on the NYSE on the day used for calculation of taxable income. Includes shares withheld to satisfy tax obligations.

Pension Benefits

Other than our 401(k) Plan, which is discussed above, we do not provide any pension benefits to the named executive officers.

Non-Qualified Deferred Compensation

The following table sets forth summary information concerning non-qualified deferred compensation for each of the named executive officers during the year ended December 31, 2016. Non-qualified deferred compensation consists solely of a trust established for the benefit of certain of our executive officers in which in previous years such persons had the option to place non-vested common share awards. Dividends on these shares are the same as all those paid on all common shares and are paid by us to the trust, which makes a corresponding distribution to the participant. Earnings on the participant accounts consist of dividends paid and the change in market value of the common shares in the trust. None of the earnings were above-market. As a result, the earnings are not included in the Summary Compensation Table above.

Name	Executive Contributions in 2016 ($)	Registrants Contributions in 2016 ($)	Aggregate Earnings in 2016 ($)	Aggregate Withdrawals/ Distributions in 2016 ($)	Aggregate Balance at December 31, 2016 ($)(1)
T. Wilson Eglin	—	—	456,058	89,642	1,413,320
Patrick Carroll	—	—	—	—	—
E. Robert Roskind	—	—	584,933	114,973	1,812,704
Richard J. Rouse	—	—	429,436	84,409	1,330,819
Joseph S. Bonventre	—	—	—	—	—

(1)	In accordance with the trust agreements, complete distribution/withdrawal of each participant’s account will be made in the event of a change in control or termination of the named executive officer’s employment.

Potential Payments upon Termination or Change in Control

As of December 31, 2016, each of the named executive officers had the right to receive severance compensation upon the occurrence of certain termination events. None of our named executive officers will be entitled to any payments in the event of a change of control without a termination of employment.

On September 11, 2014, we entered into new employment agreements with each of Messrs. Eglin, Carroll, Roskind and Rouse, each of which has a three year term that commenced on January 15, 2015 and ends on January 14, 2018 and none of which automatically renew. Our Compensation Committee does not expect to renew any of these employment agreements, but currently intends to implement a severance policy for these individuals similar to the severance policy applicable to Mr. Bonventre and described below.

Mr. Bonventre is eligible to participate in our severance policy applicable to executive officers without employment agreements. The executive employment agreements and executive severance policy provide that the executive officer will be entitled to receive severance payments upon termination by us without “cause”, termination by the executive officer with “good reason”, including if either occurs within 12 months of a “change in control” (as defined in the employment agreement or severance policy, as applicable).

Upon certain terminations, (x) all non-vested time-based long-term incentive awards, including long-term retention awards, and all non-vested but earned performance-based long-term incentive awards shall accelerate, become fully earned and vested, (y) the end of the performance period for all non-vested but unearned performance-based long-term incentive awards shall be the date of such termination and a pro rata amount of any of such awards then deemed to be earned awards (determined by the number of completed days of the performance period for such award divided by the total number of days in such performance period) shall accelerate, become fully earned and vested, and (z) all unexercised share option awards shall terminate within six months of such termination of employment.

We believe that the executive employment agreements and the executive severance policy are appropriate in this market as they do not contain: (1) a high multiple, (2) any long-term incentive award component of the severance formula, (3) vesting of all non-vested performance-based awards regardless of whether the performance targets were met, and (4) a “gross-up” of the severance payment to cover the excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, on the benefits, thereby providing such benefits to the employee on a net basis, after payment of excise tax.

With the exception of E. Robert Roskind’s employment agreement, the employment agreements with the named executive officers provide that the named executive officer will serve us faithfully and to the best of his ability and will devote substantially all of his business time, energy, experience and talents to our business and the business of our affiliates. This restriction does not prevent the named executive officer from managing his personal or family investments, or serving on civic or charitable boards or committees, so long as any such activities do not interfere with the performance of the named executive officer’s responsibilities as one of our employees. Mr. Roskind’s employment agreement permits Mr. Roskind to spend approximately one third of his business time on the affairs of The LCP Group L.P. and its affiliates, which includes service on the boards of other companies; however, Mr. Roskind must prioritize his business time to address our needs ahead of The LCP Group L.P.

The tables below estimate the payments and benefits to each of the named executive officers assuming they were terminated on December 31, 2016. Continuation of benefits, which may be paid monthly if the named executive officer is eligible for, and elects, continued coverage under such plans, are assumed to be paid by a lump-sum payment at termination based on annualized December 2016 premiums. Bonus portion of severance payment is based on the average of the 2016 and 2015 actual annual incentive awards. Value of accelerated equity awards (1) is based on the closing price of our common shares on the NYSE on December 30, 2016 of $10.80 per share, and (2) consists of non-vested shares set forth in Outstanding Equity Awards at Fiscal Year-End table above and a pro rata amount of Expected Performance-Based Realized Amount, disclosed above, based on the number of days completed in the period.

T. Wilson Eglin	Without Cause or With Good Reason ($)	Upon a Change in Control (“Single Trigger”) ($)	Death or Disability ($)	With Cause or Without Good Reason ($)
Base salary portion of severance payment	1,600,000	—	640,000	—
Bonus portion of severance payment	2,070,000	—	—	—
Welfare benefits	75,988	—	—	—
Group health care benefits	—	—	72,596	—
Value of accelerated equity awards	10,639,746	—	10,639,746	—
Total Payments and Benefits	14,385,734	—	11,352,342	—

Patrick Carroll	Without Cause or With Good Reason ($)	Upon a Change in Control (“Single Trigger”) ($)	Death or Disability ($)	With Cause or Without Good Reason ($)
Base salary portion of severance payment	820,000	—	410,000	—
Bonus portion of severance payment	984,000	—	—	—
Welfare benefits	60,790	—	—	—
Group health care benefits	—	—	58,077	—
Value of accelerated equity awards	3.148,841	—	3,148,841	—
Total Payments and Benefits	5,013,631	—	3,616,918	—

E. Robert Roskind	Without Cause or With Good Reason ($)	Upon a Change in Control (“Single Trigger”) ($)	Death or Disability ($)	With Cause or Without Good Reason ($)
Base salary portion of severance payment	1,040,000	—	520,000	—
Bonus portion of severance payment	926,000	—	—	—
Welfare benefits	44,000	—	—	—
Group health care benefits	—	—	41,832	—
Value of accelerated equity awards	696,742	—	696,742	—
Total Payments and Benefits	2,706,742	—	1,258,574	—

Richard J. Rouse	Without Cause or With Good Reason ($)	Upon a Change in Control (“Single Trigger”) ($)	Death or Disability ($)	With Cause or Without Good Reason ($)
Base salary portion of severance payment	1,040,000	—	520,000	—
Bonus portion of severance payment	1,034,000	—	—	—
Welfare benefits	44,000	—	—	—
Group health care benefits	—	—	41,832	—
Value of accelerated equity awards	1,022,874	—	1,022,874	—
Total Payments and Benefits	3,140,874	—	1,584,706	—

Joseph S. Bonventre	Without Cause ($)	Upon a Change in Control (“Single Trigger”) ($)	Death or Disability ($)(1)	With Cause or Without Good Reason ($)
Base salary portion of severance payment	610,000	—	305,000	—
Bonus portion of severance payment	733,000	—	—	—
Welfare benefits	60,790	—	—	—
Group health care benefits	—	—	58,077	—
Value of accelerated equity awards	1,801,719	—	1,801,719	—
Total Payments and Benefits	3,205,509	—	2,164,796	—

Trustee Compensation

None of our employees receives or will receive any compensation for serving as a member of our Board of Trustees or any of its committees. Our non-employee trustees received the following aggregate amounts of compensation for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Share Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Harold First	58,750	86,435	—	—	—	—	145,185
Richard S. Frary	50,000	77,685	—	—	—	—	127,685
Lawrence L. Gray	50,000	77,685	—	—	—	—	127,685
Claire A. Koeneman	—	127,685	—	—	—	—	127,685
Kevin W. Lynch(1)	50,000	77,685	—	—	—	—	127,685

(1)	Mr. Lynch passed away in February 2017.

As of December 31, 2016, non-employee trustee compensation consisted of an annual retainer of $100,000 for each non-employee trustee except the Chairperson of the Audit Committee, who receives an annual retainer of $117,500. The retainer is paid quarterly in arrears and, to the extent common shares are available under the then current equity-based award plan, at least 50% of the quarterly amount must be taken in common shares based on the average closing price over the applicable quarter. In January 2014, the Compensation Committee authorized an annual grant of 3,500 vested common shares to each non-employee trustee in addition to the annual retainer. In addition, non-employee trustees receive reimbursement of their out-of-pocket travel costs to attend meetings.

In connection with the filing of this proxy statement, the Compensation Committee approved (1) an increase in the annual grant to non-employee trustees from 3,500 vested common shares to 4,500 vested common shares starting on January 1, 2018, (2) an additional $15,000 annual retainer for the Lead Trustee, (3) an additional $10,000 annual retainer for the Chairperson of the Compensation Committee, and (4) an

additional $5,000 annual retainer for the Chairperson of the Nominating and Corporate Governance Committee, with such additional retainers to be retroactive to January 1, 2017.

Any initial equity award for a newly appointed or elected trustee will be decided by the Compensation Committee on a case-by-case basis. On March 28, 2017, Ms. Handwerker was granted an initial equity award consisting of 5,000 vested common shares.

PROPOSAL NO. 2 ADVISORY RESOLUTION TO APPROVE THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act and Section 14A of the Exchange Act require that we seek an advisory resolution from our Shareholders to approve the compensation awarded to our named executive officers as disclosed in this proxy statement. Although the advisory resolution is non-binding, the Board of Trustees and the Compensation Committee will review the results of the vote and will consider our Shareholders’ views and take them into account in future determinations concerning our executive compensation programs. Please refer to the section entitled “Compensation Discussion and Analysis” for details about our executive compensation programs.

A proposal in the form of the following resolution will be submitted for a non-binding, advisory vote at the Annual Meeting:

“RESOLVED, that the Shareholders approve, on a non-binding, advisory basis, the compensation of the Trust’s named executive officers set forth in the 2017 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and accompanying compensation tables and related information).”

Required Vote and Recommendation

The advisory resolution to approve the compensation of our named executive officers requires a majority of the votes cast on the proposal at the Annual Meeting. Although the vote on this Proposal No. 2 is a non-binding, advisory vote, the Board of Trustees will carefully consider the voting results.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2.

PROPOSAL NO. 3 ADVISORY RECOMMENDATION ON THE FREQUENCY
OF FUTURE VOTES ON EXECUTIVE COMPENSATION

In addition to requesting the non-binding, advisory vote on executive compensation, the Dodd-Frank Act also requires that once every six years we seek shareholder approval of how often we seek non-binding, advisory votes on executive compensation. The Dodd-Frank Act requires that we present every one, two or three years, or abstain as alternatives for shareholders.

The Board of Trustees has determined that a non-binding, advisory vote on executive compensation every year is preferable primarily because the benefits of receiving input from shareholders outweighs the costs of including the vote in a proxy statement.

Required Vote and Recommendation

The alternative that receives a majority of the votes cast at the Annual Meeting will be the option approved and recommended by the Shareholders. In the event that no alternative receives a majority, the alternative that receives the most votes will be deemed recommended by the shareholders. Although the vote on this Proposal No. 3 is a non-binding, advisory vote, the Board of Trustees will carefully consider the voting results.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE FOR THE PRESENTATION OF AN ADVISORY VOTE ON EXECUTIVE
COMPENSATION EVERY ONE (1) YEAR AS SET FORTH IN PROPOSAL NO. 3.

PROPOSAL NO. 4 THE AMENDED AND RESTATED LEXINGTON REALTY
TRUST 2011 EQUITY-BASED AWARD PLAN

The Compensation Committee of the Board of Trustees adopted the Amended and Restated Lexington Realty Trust 2011 Equity-Based Award Plan, which we refer to as the Amended 2011 Plan, on March 27, 2017. The Amended 2011 Plan is subject to approval at this Annual Meeting. Below is a summary of the principal provisions of the Amended 2011 Plan and its operation. A copy of the Amended 2011 Plan is set forth in full in Annex A to this proxy statement, and the following description of the Amended 2011 Plan is qualified in its entirety by reference to Annex A. Capitalized terms used in this Proposal No. 4 that are not otherwise defined in this Proposal No. 4, are defined in Annex A.

Background

Subject to Shareholder approval, the Compensation Committee has adopted the Amended 2011 Plan and our Board of Trustees is proposing that the Amended 2011 Plan be approved by the Shareholders at the Annual Meeting to enable us to design and continue appropriate awards and incentives for participants in the Amended 2011 Plan. The amount and nature of future awards under the Amended 2011 Plan have not been determined, although the Amended 2011 Plan permits grants of Share Options, Share Appreciation Rights, Restricted Shares or Restricted Share Units, unrestricted Shares, performance and cash settlement awards and Dividend Equivalent Rights. The Amended 2011 Plan is attached hereto as Annex A.

Our Board of Trustees believes that the Amended 2011 Plan is an important factor in attracting, retaining and motivating employees, consultants, and trustees of us and our affiliates. Our Board of Trustees believes that we need the flexibility to have an increased reserve of common shares (“Shares”) available for future equity-based awards.

The Amended 2011 Plan will reserve a total of 5,329,790 Shares for future issuance under the Amended 2011 Plan, constituting 5,000,000 Shares plus 329,790 Shares underlying unexercised Share Options as of March 27, 2017, awarded under the Lexington Realty Trust 2011 Equity-Based Award Plan (the “Current Plan”) prior to its amendment and restatement. As of March 27, 2017, there were 1,611,291 shares remaining available for future Awards under the Current Plan, excluding shares underlying unexercised Share Options. Therefore, the reserve under the Amended 2011 Plan represents a 3,718,499 share increase in the number of available Shares.

If the Amended 2011 Plan is approved by the Shareholders, our Board of Trustees intends to cause the additional Shares that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the SEC at our expense.

On March 27, 2017, the closing price of the Shares as reported by the New York Stock Exchange was $10.13 per share.

Why You Should Vote for the Amended 2011 Plan

Our Board of Trustees believes that awards under the Amended 2011 Plan will focus participants on the objective of creating shareholder value and promoting our success, as well as further aligning participants’ interests with those of our shareholders and encouraging their long-term commitment to us. In addition, the Amended 2011 Plan has the following features:

•	Minimum one-year vesting for all types of awards subject to vesting, with a 5% carve out.
•	No repricing of options or stock appreciation rights without prior shareholder approval.
•	No buyouts of underwater options.
•	No liberal share recycling.
•	Any material plan amendments require shareholder approval.
•	Caps on annual equity awards.

Further, subject to certain exceptions, Section 162(m) of the Code generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers. In order to take advantage of the “qualified performance-based compensation” exemption from this limitation, a plan that retains flexibility for the administrator to develop compensation formulas from among stockholder-approved performance goals must be re-approved by the stockholders every five years. The approval of the Amended 2011 Plan is intended in part to permit (but not to require that) incentive compensation awards issued under the Amended 2011 Plan to continue to be structured to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. Shareholder approval of the Amended 2011 Plan will constitute shareholder approval of the share and dollar limitations as well as of the qualifying performance criteria for purposes of Section 162(m) of the Code and will enable us to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Code.

The Compensation Committee monitors the burn rate and dilution of our equity-based compensation. The following sets forth our calculation of the burn rate for the last three years:

Year	Options	Full Value Awards	Options/Stock SARs + Adjusted Full Value Awards(1)	Weighted Total Shares Outstanding	Adjusted Burn Rate
2016	—	1,034,019	3,102,057	233,633,058	1.33%
2015	—	812,679	2,438,037	233,455,056	1.04%
2014	—	—	—	228,966,253	0.00%
3-Year Average Adjusted Burn Rate:					0.79%

(1)	Adjusted Full Value is three times the Full Value.

Summary of the Amended 2011 Plan

Purpose.  The purpose of the Amended 2011 Plan is to continue to attract, retain and motivate select Eligible Persons, and to provide incentives and rewards for superior performance.

Shares Subject to the Amended 2011 Plan.  The Amended 2011 Plan provides that, from the Effective Date, a total of 5,329,790 Shares will be available for issuance under the Amended 2011 Plan. These Shares shall be authorized but unissued Shares, or Shares that we otherwise hold in treasury or in trust. The number of Shares available for Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the Amended 2011 Plan for stock splits, stock dividends, recapitalizations and other similar events. If an Award expires or becomes un-exercisable without having been exercised in full or, with respect to Restricted Shares, Restricted Share Units, or Performance Units, is forfeited to us, the unpurchased Shares (or for Awards other than Options or SARs, the forfeited Shares) which were subject thereto will become available for future grant or sale under the Amended 2011 Plan, unless the Amended 2011 Plan has terminated. With respect to SARs, all of the Shares covered by the Award (that is, Shares actually issued pursuant to a SAR, as well as the Shares that represent payment of the exercise price therefor) will cease to be available under the Amended 2011 Plan. Shares: (i) used to pay the exercise price of an Award, (ii) used to satisfy the Withholding Tax obligations related to an Award, or (iii) re-acquired by us on the open market or otherwise using cash proceeds from the exercise of Options will be deemed used under the Amended 2011 Plan and will not become available for future grant or sale under the Amended 2011 Plan. To the extent that an Award under the Amended 2011 Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Amended 2011 Plan.

Administration.  The Compensation Committee will administer the Amended 2011 Plan; provided, that our Board of Trustees may act in lieu of the Compensation Committee on any matter. Our Board of Trustees and the Compensation Committee, when exercising discretion under the Amended 2011 Plan from time to time, are referred to herein as the “Committee.”

Subject to the terms of the Amended 2011 Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of Shares, units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the Amended 2011 Plan and its administration, to interpret and construe the terms of the Amended 2011 Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the Amended 2011 Plan. Within the limits of the Amended 2011 Plan, the Committee may accelerate the vesting of any Award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them.

The Amended 2011 Plan provides that we and our affiliates will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the Amended 2011 Plan. The Amended 2011 Plan releases these individuals from liability for good faith actions associated with the Amended 2011 Plan’s administration.

Eligibility.  Grants of Awards may be made to Trustees, Employees, Consultants, and persons to whom an offer of employment has been or is being extended, all of whom constitute Eligible Persons. The Committee may grant Options that are intended to qualify as Incentive Stock Options, or ISOs, only to Employees, and may grant all other Awards to Eligible Persons. The Amended 2011 Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award. The Amended 2011 Plan provides that, during each year of the Amended 2011 Plan, no Participant may receive Options and SARs under the Amended 2011 Plan that relate to more than twenty percent (20%) of the total number of Shares reserved for Awards under the Amended 2011 Plan as of the Effective Date. As of March 27, 2017, there were approximately five Trustees, 50 Employees, and zero Consultants eligible to receive Awards under the Amended 2011 Plan.

Types of Awards.

Options.  Options granted under the Amended 2011 Plan provide Participants with the right to purchase Shares at a predetermined exercise price. The Committee may grant Options that are intended to qualify as ISOs or Options that are not intended to so qualify, referred to herein as Non-ISOs. The Amended 2011 Plan also provides that ISO treatment may not be available for Options that become first exercisable in any calendar year to the extent the value of the underlying Shares that are the subject of the Option exceed $100,000 (based upon the fair market value of the Shares on the Option Grant Date).

Share Appreciation Rights (SARs).  A Share Appreciation Right generally permits a Participant who receives it to receive, upon exercise, cash and/or Shares equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the Shares with respect to which the SAR is being exercised, over the exercise price of the SAR for such Shares by (b) the number of Shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with Options or independently of them.

Exercise Price for Options and SARs.  The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the Shares subject to the Award (110% of fair market value for ISOs granted to employees who, on the grant date, own stock representing more than 10% of the combined voting power of all classes of our Shares). Conditions of exercise of such ISOs, Non-ISOs, and SARs may be set forth in the applicable Award agreements.

Exercise of Options and SARs.  To the extent exercisable in accordance with the agreement granting them, an Option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. Unless otherwise specified in an Award Agreement, the exercise price of Options held by any Participant will be satisfied through a net exercise by surrendering to the Company Shares otherwise receivable upon exercise of the Option. The term over which Participants may exercise Options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, on the date of grant, own stock representing more than 10% of the combined voting power of all classes of our Shares).

Subject to the terms of the agreement evidencing an Option grant, Options and SARs may be exercised during the six-month period after the Optionee retires, during the six-month period after the Optionee’s termination of service due to death or permanent Disability, and during the 90-day period after the Optionee’s termination of employment without cause (but in no case later than the termination date of the Option). The agreements evidencing the grant of an Option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such Option upon a termination or change in status of the employment or service of the Option holder.

Restricted Shares, Restricted Share Units, and Unrestricted Shares.  Under the Amended 2011 Plan, the Committee may grant Restricted Shares that are forfeitable until certain vesting requirements are met, may grant Restricted Share Units which represent the right to receive Shares after certain vesting requirements are met, and may grant unrestricted Shares as to which the Participant’s interest is immediately vested.

Performance Awards.  The Amended 2011 Plan authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may or may not designate as “Performance Compensation Awards” that are intended to be exempt from Code Section 162(m) limitations. In either case, Performance Awards vest and become payable based upon the achievement, within the specified period of time, of specified objective Performance Measures applicable to the individual, us or any affiliate. Performance Awards are payable in Shares, cash or some combination of the two; subject to an individual Participant limit of, during any Performance Period, no more than twenty percent (20%) of the total number of Shares reserved for Awards under the Amended 2011 Plan as of the first day of such three-year period (or, for Performance Units to be settled in cash, the equivalent Fair Market Value of those twenty percent of such Shares). The Committee decides the length of Performance Periods, but the periods may not be less than one fiscal year of the Company.

The Committee may, unless otherwise provided in the Award Agreement, reduce or eliminate the amount payable pursuant to a Performance Compensation Award through the use of Negative Discretion in the event that exceptional circumstances arise which, in the judgment of the Committee, would result in payouts not consistent with the intentions of the Committee at the inception of the Plan or the Award or would otherwise cause the Amended 2011 Plan to operate in a manner inconsistent with the best interests of the Company.

Under the Amended 2011 Plan, the term “Performance Measure” is defined as a performance measure selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms and includes a broad range of objective financial and operational measures, including, without limitation, funds from operations or adjusted company funds from operations as defined by the National Association of Real Estate Investment Trusts (or a similar measure as defined by the Company in its filings with the Securities and Exchange Commission); earnings before interest, taxes, depreciation and amortization and any related ratio to debt, same store results, funds available for distribution; net operating income; investment volume; credit rating; earnings per share; growth in revenues; internal rate of return; net income; return on assets; return on capital (including initial cash yield and generally accepted accounting principle yield for investments or dispositions); weighted-average lease term; disposition volume; occupancy; tenant retention; refinancing savings; return on stockholder equity; return on investment; return on sales; stock price; strategic transactions; total stockholder return (whether absolute or relative to a peer or other objective index); ratio of debt to debt plus equity; ratio of debt to total assets; maximum leverage; fixed charge coverage; recourse secured indebtedness ratio; secured indebtedness ratio; unsecured debt service coverage; unencumbered leverage; unencumbered assets to unsecured debt; and other objective financial or other metrics relating to the progress of the Company or to a Subsidiary, division or department thereof. For a full listing of measures that may be used as Performance Measures, see the definition of that term in the Amended 2011 Plan attached as Annex A to this Proxy Statement.

Dividend Equivalent Rights (DERs).  The Committee may grant DERs to any Eligible Person, and may do so either pursuant to an Agreement that is independent of any other Award, or through a provision in another Award (other than an Option or SAR) that DERs attach to the Shares underlying the Award.

Minimum Vesting for Awards.  Awards granted pursuant to the Amended 2011 Plan that are subject to vesting shall become vested on a pro rata basis over a period of not less than one year following the grant date of such Award; provided, however, such Awards that result in the issuance of an aggregate of up to 5% of the maximum number of Shares available at any time pursuant to the Amended 2011 Plan may be granted without respect to such minimum vesting provision.

Forfeiture.  Unless otherwise provided in an agreement granting an Award, we may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards, rescind any exercise, payment or delivery pursuant to the Award, or Recapture any common stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award if granted, vested or settled during a period affected by a Participant’s fraud or misconduct, or a financial restatement.

Income Tax Withholding.  As a condition for the issuance of Shares pursuant to Awards, the Amended 2011 Plan requires satisfaction of any applicable federal, state, local, or foreign Withholding Tax obligations that may arise in connection with the award or the issuance of Shares. The Amended 2011 Plan provides for Withholding Tax to be satisfied through the withholding and cancelling by the Company of the number of Shares that would otherwise be delivered to the Participant pursuant to the Award and that have aggregate fair market value as of the date of withholding equal to the Withholding Tax, and, thereafter, to the extent necessary to satisfy the Withholding Tax.

Non-Transferability of Awards.  Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of a Non-ISO, SAR, Restricted Shares, or Performance Shares to charitable institutions, certain family members or related trusts, or as otherwise approved by the Committee.

Certain Corporate Transactions.  The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Amended 2011 Plan but as to which no Awards have yet been granted or that have been returned to the Amended 2011 Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by us.

In addition, in the event of a Change in Control (as defined in the Amended 2011 Plan but subject to the terms of any Award agreements or any employment or other similar agreement between us or any of our affiliates and a Participant then in effect), each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor corporation or a parent or subsidiary of such surviving or successor corporation. However, that to the extent outstanding Awards are neither being assumed nor replaced by the successor corporation, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of our shareholders or any Participant with respect to outstanding Awards, take one or more of the following actions: (a) accelerate the vesting of Awards for any period so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that our repurchase rights with respect to Shares issued pursuant to an Award shall lapse; (b) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or (c) terminate all or some Awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change in Control. If an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated by the successor corporation in connection with, or within 12 months (or other period either set forth in an Award Agreement, or as increased thereafter by the Committee to a period longer than 12 months) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full.

If we dissolve or liquidate, subject to the terms of any Award Agreements or employment-related agreements between the Company or any of its Affiliates and any Participant, all Awards will terminate immediately prior to such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

Term of the Amended 2011 Plan; Amendments or Termination.  The term of the Amended 2011 Plan is ten years from March 27, 2017. Our Board of Trustees may from time to time, amend, alter, suspend, discontinue or terminate the Amended 2011 Plan; provided that no amendment, suspension or termination of the Amended 2011 Plan shall materially and adversely affect Awards already granted. Any amendment to the

Amended 2011 Plan or any Award Agreement that results in the repricing of an Option or SAR issued under Amended 2011 Plan shall not be effective without prior approval of the shareholders of the Company.

Expected Tax Consequences.

The following is a brief summary of certain tax consequences of certain transactions under the Amended 2011 Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

Under the Code, we will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income, if any, that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code Section 162(m)). For Participants, the expected U.S. federal income tax consequences of Awards are as follows:

Non-ISOs.  A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the Fair Market Value of the Shares issued to the Participant on the exercise date, over (b) the exercise price paid for the Shares. At the time of sale of Shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the Shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the Shares have been held.

ISOs.  A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the Shares at the time of exercise exceeds the Option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the Shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the Shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes ordinary income gain in the amount by which the Fair Market Value of the Shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights.  A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or Shares that the Participant receives.

Restricted Shares, Restricted Share Units, Performance Awards, and DERs.  In general, a Participant will not recognize income at the time of grant of Restricted Shares, Restricted Share Units, Performance Awards, or DERs, unless the Participant elects with respect to Restricted Shares to accelerate income taxation to the date of the Award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the Restricted Shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or Shares that the Participant receives when the Award vests. Similar tax consequences apply to Performance Awards and DERs.

Unrestricted Shares.  A Participant will recognize income at the time of grant of Unrestricted Shares, in an amount equal to the excess of the market value of the Unrestricted Shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).

Special Tax Provisions.  Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a Change in Control of us might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code Section 280G, and the Participant may be subject to a 20% excise tax and we may be denied a tax deduction. Furthermore, we may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code Section 162(m) in certain circumstances.

Income Taxes and Deferred Compensation.  The Amended 2011 Plan provides that Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that we will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. Nevertheless, the Amended 2011 Plan authorizes the Committee to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, with the Committee’s consent, in accordance with Section 409A.

General Tax Law Considerations.  The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of Options under the Amended 2011 Plan and the disposition of Shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to our officers, trustees or greater than ten percent shareholders. Participants in the Amended 2011 Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying Shares.

Plan Benefits.

The Committee will grant Awards under the Amended 2011 Plan at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the Amended 2011 Plan under future grants. On January 10, 2017, the Compensation Committee approved Performance Awards to certain executive officers, as outlined below, that are contingent on stockholder approval of the Amended 2011 Plan in order to qualify for exemption from the Code Section 162(m) limit on compensation deductibility described above. If the Amended 2011 Plan is approved at the Annual Meeting, these Awards will remain outstanding and will vest in accordance with their terms. If the Amended 2011 Plan is not approved at the Annual Meeting, these Awards will be immediately and unconditionally forfeited and returned to the Company.

Contingent Performance Compensation Awards

Name and Position	Per Share Value on Grant Date	Number of Shares(1)
T. Wilson Eglin, Chief Executive Officer and President	$10.74	198,883
E. Robert Roskind, Chairman	$10.74	35,755
Richard J. Rouse, Vice Chairman and Chief Investment Officer	$10.74	51,844
Joseph S. Bonventre, Executive Vice President, General Counsel, and Secretary	$10.74	40,447

(1)	Consists of an award on January 10, 2017 that will vest after 12/31/19 based upon achieving certain performance conditions. Value does not equal accounting fair value.

Required Vote and Recommendation

The approval of the Amended 2011 Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE FOR PROPOSAL NO. 4.

PROPOSAL NO. 5 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Audit Committee replaced KPMG LLP as our independent registered public accounting firm effective March 28, 2017. KPMG LLP and its predecessors had been our independent registered public accounting firm since 1993. During the two fiscal years ended December 31, 2016, and the subsequent interim period through March 28, 2017, there were no disagreements between us and KPMG LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to KPMG LLP’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on our consolidated financial statements for the relevant year.

KPMG LLP’s reports on our consolidated financial statements for the two fiscal years ended December 31, 2016, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except that the report of KPMG LLP on the effectiveness of our internal control over financial reporting as of December 31, 2016 referenced a material weakness related to ineffective controls over written policies and procedures regarding our critical accounting policies and significant or unusual transactions, over the identification, authorization, analysis and communication to those charged with governance of critical accounting policies and significant or unusual transactions and the accounting for lease terminations. The material weakness and management’s remediation plan were discussed in our Annual Report on Form 10-K for the year ended December 31, 2016.

The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Although Shareholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise, we are submitting the selection of Deloitte & Touche LLP for ratification as a matter of good corporate governance practice. Even if the selection is ratified, the Audit Committee in its discretion may appoint an alternative independent registered public accounting firm if it deems such action appropriate. If the Audit Committee’s selection is not ratified by the Shareholders, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.

There are no affiliations between us and Deloitte & Touche LLP’s partners, associates or employees, other than as pertaining to Deloitte & Touche LLP’s engagement as our independent registered public accounting firm. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions. It is not expected that representatives of KPMG LLP will be present at the Annual Meeting.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for each of 2016 and 2015, and fees billed for other services rendered by KPMG LLP.

	2016	2015
Audit fees (accrual basis)(1)	$1,275,000	$1,100,000
Audit-related fees	130,150	—
Total audit and audit related fees	1,405,150	1,100,000
Tax fees (accrual basis)(2)	273,532	242,115
All other fees	—	—
Total fees	$1,678,682	$1,342,115

(1)	Audit fees includes fees and services provided in connection with the Financial Statements of the Company and Lepercq Corporate Income Fund L.P. included in our Annual Report.
(2)	Tax fees consisted of fees for tax compliance and preparation services.

The Audit Committee has determined that the non-audit services provided by the independent registered public accounting firm are compatible with maintaining the accounting firm’s independence. None of the services set forth above in the categories “Audit-related fees,” “Tax fees” and “All other fees” were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of the Exchange Act after the fact but before completion of the audit.

The Audit Committee of the Board of Trustees must pre-approve the audit and non-audit services performed by our independent registered public accounting firm, and has adopted appropriate policies in this regard. With regard to fees, annually, the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the fiscal year. Upon the Audit Committee’s acceptance of and agreement to the engagement letter, the services within the scope of the proposed audit services are deemed pre-approved pursuant to this policy. The Audit Committee must pre-approve any change in the scope of the audit services to be performed by the independent registered public accounting firm and any change in fees relating to any such change. Specific audit-related services and tax services are pre-approved by the Audit Committee, subject to limitation on the dollar amount of such fees, which dollar amount is established annually by the Audit Committee. Services not specifically identified and described within the categories of audit services, audit-related services and tax services must be expressly pre-approved by the Audit Committee prior to us engaging any such services, regardless of the amount of the fees involved. The Chairperson of the Audit Committee is delegated the authority to grant such pre-approvals. The decisions of the Chairperson to pre-approve any such activity shall be presented to the Audit Committee at its next scheduled meeting. In accordance with the foregoing, the retention by management of our independent registered public accounting firm for tax consulting services for specific projects is pre-approved, provided, that the cost of any such retention does not exceed $20,000 and the annual cost of all such retentions does not exceed $50,000. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by our independent registered public accounting firm.

Required Vote and Recommendation

Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” PROPOSAL NO. 5.

OTHER MATTERS

The Board of Trustees is not aware of any business to come before the Annual Meeting other than (1) the election of trustees, (2) the advisory, non-binding resolution to approve executive compensation, (3) the advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation, (4) the approval of the Lexington Realty Trust Amended and Restated 2011 Equity-Based Award Plan and (5) the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. However, if any other matters should properly come before the Annual Meeting or any postponement or adjournment thereof, including matters relating to the conduct of the Annual Meeting, it is intended that proxies in the accompanying form or as authorized via the Internet or telephone will be voted in respect thereof in accordance with the discretion of the person or persons voting the proxies.

Annex A

LEXINGTON REALTY TRUST

AMENDED AND RESTATED 2011 EQUITY-BASED AWARD PLAN

Plan Document

1. Introduction.

(a) Purpose.  By resolution of the Compensation Committee of its Board of Trustees approved on March 27, 2017 (the “Committee Approval Date”), Lexington Realty Trust (the “Company”) hereby establishes this amended and restated equity-based incentive compensation plan to be known as the “Lexington Realty Trust Amended and Restated 2011 Equity-Based Award Plan” (the “Plan”). The 2011 Equity-Based Award Plan was originally established on March 28, 2011 by the Company’s Board of Trustees for the following purposes: (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to ensure that the interests of Plan participants align with those of the Company’s shareholders. This Plan, as amended and restated, is intended to continue to achieve such purposes and to serve as the sole source for all future equity-based awards to those eligible for Plan participation.

(b) Effective Date.  This Plan shall become effective on the date (the “Effective Date”) upon which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company’s shareholders (or by such other shareholder vote that the Committee determines to be sufficient for the issuance of Shares and Awards according to the Company’s governing documents and Applicable Law).

(c) Definitions.  Terms used herein and in Appendix I that begin with an initial capital letter shall have the meanings set forth in Appendix I or elsewhere in this Plan, unless the context of their use clearly indicates a different meaning.

(d) Effect on Other Plans, Awards, and Arrangements.  This Plan is not intended to affect, and shall not affect, any share options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan.

2. Types of Awards.  The Plan permits, but does not require, the granting of the following types of Awards according to the Sections of the Plan listed below:

Section 5	Share Options
Section 6	Shares Appreciation Rights (“SARs”)
Section 7	Restricted Share, Restricted Share Unit (“RSUs”) and Unrestricted Share Awards
Section 8	Performance Compensation Awards
Section 9	Dividends Equivalent Rights

3. Shares Available for Awards.

(a) Generally.  Subject to Section 12 below, from the Effective Date, a total of 5,329,790 Shares shall be available for issuance under the Plan, constituting 5,000,000 Shares plus 329,790 Shares underlying unexercised Share Options, as of the Committee Approval Date, awarded under the Plan prior to its amendment and restatement. The Shares deliverable pursuant to Awards shall be authorized but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

(b) Replenishment; Counting of Shares.  If an Award expires or becomes un-exercisable without having been exercised in full or, with respect to Restricted Shares, Restricted Share Units, or Performance Units, is forfeited to the Company, the unpurchased Shares (or for Awards other than Options or SARs, the forfeited Shares) which were subject thereto will become available for future grant or sale under this Plan, unless this Plan has terminated. With respect to SARs, all of the Shares covered by the Award (that is, Shares actually issued pursuant to a SAR, as well as the Shares that represent payment of the exercise price therefor) will cease to be available under this Plan. Shares that actually have been issued under this Plan under any Award will not revert to this Plan and will not become available for future distribution under this Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Shares are forfeited to the Company, such Shares will become available for future grant under this Plan. Shares: (i) used to pay the exercise price of an Award, (ii) used to satisfy the Withholding Tax obligations related to an Award, or (iii) re-acquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options will be deemed used under this Plan and will not become available for future grant or sale under this Plan. To the extent that an Award under this Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under this Plan. Notwithstanding the foregoing, and subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of ISOs will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422, any Shares that become available for issuance under this Plan pursuant to this Section 3(b).

4. Eligibility.

(a) General Rule.  Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those Persons to whom Awards may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to matters discussed in Section 8 below, the specific objectives, goals and performance criteria that further define the Performance Award. The Committee may grant ISOs only to Employees of the Company or any of its Affiliates that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards in accordance with the terms of this Plan if the Committee shall so determine, if such person is otherwise an Eligible Person.

(b) Documentation of Award.  Each Award shall be evidenced by an Award Agreement signed by the Company and by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 13, 22 and 23 unless otherwise specifically provided in an Award Agreement.

(c) Option and SAR Limits per Participant.  During each year of the Plan, no Participant may receive Options and/or SARs that relate to more than 20% of the number of Shares designated in Section 3(a), as such number may be adjusted pursuant to Section 12 below.

(d) Minimum Vesting for Awards.  Notwithstanding any other provision of this Plan to the contrary, Awards that are subject to vesting shall become vested on a pro rata basis over a period of not less than one year following the Date of Grant; provided, however, that, notwithstanding the foregoing, such Awards that result in the issuance of an aggregate of up to 5% of the maximum number of Shares available at any time pursuant to Section 3(a) may be granted without respect to such minimum vesting provision.

5. Share Options.

(a) Grants.  Subject to the special rules for ISOs set forth in the next paragraph, the Committee may grant Options to Eligible Persons pursuant to Award Agreements (i) that set forth terms and conditions that are not inconsistent with the Plan, that may be immediately exercisable or that may become exercisable in whole or in part based on future events or conditions, (ii) that may include vesting or other requirements for the right to exercise the Options, and (iii) that may differ for any reason from those granted to other Eligible Persons or classes of Eligible Persons, provided in all instances that:

(A) the exercise price for Shares subject to purchase through exercise of an Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date; and

(B) no Option shall be exercisable for a term ending more than ten years after the Grant Date for such Option.

(b) Special ISO Provisions.  The following provisions shall control any grants of Options that are denominated as ISOs; provided that ISOs may not be awarded unless the Plan receives shareholder approval within twelve (12) months after its Committee Approval Date, and provided further that ISOs may not be granted more than ten (10) years after the Board approves the Plan.

(i) Eligibility.  The Committee may grant ISOs only to Employees of the Company or any of its Affiliates that is a “parent corporation” or “subsidiary corporation” within the meaning of Code Section 424.

(ii) Documentation.  Each Option that is intended to be an ISO must be designated as an ISO in the Award Agreement, provided that any Option that is designated as an ISO will not be an ISO to the extent that such Option fails to meet the requirements of Code Section 422 or the provisions of this Section 5(b). In the case of an ISO, the Committee shall determine on the Grant Date the acceptable methods of paying the exercise price for Shares and shall include such methods in the applicable Award Agreement.

(iii) $100,000 Limit.  To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year (including those granted under this Plan and any other plan of the Company or any of its Affiliates) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first. In the event that Code Section 422 is amended to alter the limitation set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(iv) Grants to 10% Holders.  In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the ISO’s term shall not exceed five (5) years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares as of the Grant Date. In the event that Code Section 422 is amended to alter the limitations set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(v) Substitution of Options.  In the event that the Company or its Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation, or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of Code Section 424, substitute ISOs for ISOs previously granted under the plan of the acquired company provided (A) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such Shares is not more than the similar excess immediately before such substitution, and (B) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

(vi) Notice of Disqualifying Dispositions.  By executing an Award Agreement for ISOs, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (A) two years of the Grant Date, or (B) one (1) year after the exercise of the ISO being exercised. Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company from time to time.

(c) Method of Exercise.  Each Option may be exercised, in whole or in part (provided, that the Company shall not be required to issue fractional Shares) at any time and from time to time prior to its expiration, but only pursuant to the terms of the applicable Award Agreement and subject to the times, circumstances, and conditions for exercise contained in the applicable Award Agreement. Exercise shall occur by delivery of both written notice of exercise to a designated Employee of the Company and payment of the full exercise price for the Shares being purchased. Unless otherwise specified in an Award Agreement, the exercise price of Options held by any Participant shall be satisfied through a net exercise by surrendering to the Company Shares otherwise receivable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Shares as to which the Option is being exercised.

The Company shall not deliver Shares pursuant to the exercise of an Option until the Company has received sufficient Shares (and/or funds to the extent otherwise permitted pursuant to any Award Agreement) to cover the full exercise price due and all applicable Withholding Taxes required by reason of such exercise.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Trustee or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or to continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d) Exercise of an Unvested Option.  Unvested Options shall not be exercisable by the Participant.

(e) Termination of Continuous Service.  The Committee may establish and set forth in the applicable Award Agreement or employment-related agreements the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement, the relevant employment-related agreements or below (as applicable), the Option shall terminate, and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement or an employment-related agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

Reason for terminating Continuous Service	Option Termination Date
(I) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant’s Continuous Service, or when Cause first existed, if earlier.
(II) Disability of the Participant.	Within six (6) months after termination of the Participant’s Continuous Service.
(III) Retirement of the Participant.	Within six (6) months (three (3) months in the case of ISOs) after termination of the Participant’s Continuous Service.
(IV) Death of the Participant during Continuous Service or within ninety (90) days thereafter.	Within six (6) months after termination of the Participant’s Continuous Service.
(V) Any other reason.	Within ninety (90) days after termination of the Participant’s Continuous Service.

If there is a Securities and Exchange Commission blackout period (or a Company-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten (10)-day period before the expiration of any Option based on the termination of a Participant’s Continuous Service (as described above), the period for exercising the Options shall be extended until ten (10) days beyond when such blackout period ends.

Notwithstanding any provision herein or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

6. SARS.

(a) Grants.  The Committee may grant SARs to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan; provided that:

(i) the exercise price for the Shares subject to each SAR shall not be less than the Fair Market Value of the underlying Shares as of the Grant Date (unless the Award replaces a previously issued Option or SAR);

(ii) no SAR shall be exercisable for a term ending more than ten (10) years after its Grant Date; and

(iii) each SAR shall, except to the extent that an Award Agreement for an SAR (an “SAR Award Agreement”) provides otherwise, be subject to the provisions of Section 5(e) relating to the effect of a termination of Participant’s Continuous Service, with “SAR” being substituted for “Option.”

(b) Settlement.  Subject to the Plan’s terms, a SAR shall entitle the Participant, upon exercise of the SAR, to receive Shares having a Fair Market Value on the date of exercise equal to the product of the number of Shares as to which the SAR is being exercised, and the excess of (i) the Fair Market Value, on such date, of the Shares covered by the exercised SAR, over (ii) an exercise price designated in the SAR Award Agreement. Notwithstanding the foregoing, a SAR Award Agreement may limit the total settlement value that the Participant will be entitled to receive upon the SAR’s exercise, and may provide for settlement either in cash or in any combination of cash or Shares that the Committee may authorize pursuant to an Award Agreement. If, on the date on which a SAR or portion thereof is to expire, the Fair Market Value of the underlying Shares exceeds their aggregate exercise price of such SAR, then the SAR shall be deemed exercised, and the Participant shall within ten (10) days thereafter receive the Shares that would have been issued on such date if the Participant had affirmatively exercised the SAR on that date.

(c) SARs related to Options.  The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option, and shall have an exercise price that is not less than the exercise price of the related Option. A SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent that the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 6(b) above. Any SAR granted in tandem with an ISO will contain such terms as may be required to comply with the provisions of Code Section 422.

(d) Effect on Available Shares.  All SARs that may be settled in Shares shall be counted in full against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of the SARs.

7. Restricted Shares, RSUs, and Unrestricted Share Awards.

(a) Grant.  The Committee may grant Restricted Share, RSU, or Unrestricted Share Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan. The Committee shall establish as to each Restricted Share or RSU Award the number of Shares deliverable or subject to the Award (which number may be determined by a written formula), and the period or periods of time (the “Restriction Period”) at the end of which all or some restrictions specified in the Award Agreement shall lapse, and the Participant shall receive unrestricted Shares (and cash to the extent provided in the Award Agreement) in settlement of the Award. Such restrictions may include, without limitation, restrictions concerning dividend and voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selection by the Committee. The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration. In addition, the Committee may grant Awards hereunder in the form of Unrestricted Shares which shall vest in full upon the Grant Date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture.  The Committee shall set forth, in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to RSUs will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or in employment-related agreements or as the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant’s interest therein has not vested on or before such termination date; provided that if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Laws.

(c) Account for Restricted Shares.  Unless otherwise provided in an Award Agreement, the Company shall hold Restricted Shares in a book-entry restricted account until the restrictions on such Shares lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank. The Participant’s failure to provide such stock powers within ten (10) days after receiving a written request from the Company therefor shall entitle the Committee to unilaterally declare a forfeiture of all or some of the Participant’s Restricted Shares.

(d) Section 83(b) Elections.  A Participant may make an election under Code Section 83(b) (the “Section 83(b) Election”) with respect to Restricted Shares. A Participant who has received RSUs may, within ten (10) days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make Section 83(b) Election with respect to the Shares subject to such RSUs. The Committee may in its discretion convert the Participant’s RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s RSU Award. The Participant may then make a Section 83(b)

Election with respect to those Restricted Shares; provided that the Participant’s Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs that are thereafter replaced by the Restricted Shares.

(e) Issuance of Shares upon Vesting.  As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying RSUs), the Company shall deliver to the Participant, free from vesting restrictions, one Share for each surrendered and vested Restricted Share (or deliver one Share free of the vesting restriction for each vested RSU), unless an Award Agreement provides otherwise and subject to Section 10 regarding Withholding Taxes. No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.

8. Performance Compensation Awards.

(a) Performance Units.  Subject to the limitations set forth in paragraph (b) hereof, the Committee may in its discretion grant Performance Awards, including Performance Units to any Eligible Person and Performance Unit Awards that (i) have substantially the same financial benefits and other terms and conditions as Options, SARs or RSUs, but (ii) are settled only in cash. All Awards hereunder shall be made pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.

(b) Performance Compensation Awards.  Subject to the limitations set forth herein, the Committee may, at the time of grant of a Performance Award, designate it as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes, “qualified performance-based compensation” under Code Section 162(m), and has terms and conditions designed to qualify as such. With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a Performance Period, Performance Measure(s), and Performance Formula(e). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant. In addition, notwithstanding the foregoing, the Committee may, if and to the limited extent specifically provided in the Award Agreement, reduce or eliminate the amount of the payable pursuant to a Performance Compensation Award through the use of Negative Discretion in the event that exceptional circumstances arise which, in the judgment of the Committee, would result in payouts not consistent with the intentions of the Committee at the inception of the Plan or the Award or would otherwise cause the Plan to operate in a manner inconsistent with the best interests of the Company.

(c) Limitations on Awards.  The maximum Performance Award that any one Participant may receive for any one Performance Period shall not together exceed twenty percent (20%) of the total number of Shares reserved under Section 3 above for Awards (or, for Performance Units to be settled in cash, the equivalent Fair Market Value as of the Effective Date of those twenty percent (20%) of such Shares).

9. Dividend Equivalent Rights.  The Committee may grant Dividend Equivalent Rights to any Eligible Person, and may do so either pursuant to an Award Agreement that is independent of any other Award (other than an Option or SAR) or through a provision in another Award that Dividend Equivalent Rights attach to the Shares underlying the Award. For example, and without limitation, the Committee may grant a Dividend Equivalent Right in respect of each Share subject to a Restricted Share Award, RSU Award, or Performance Award.

(a) Nature of Right.  Each Dividend Equivalent Right shall represent the right to receive amounts based on the dividends declared on Shares as of all dividend payment dates during the term of the Dividend Equivalent Right (as determined by the Committee). Unless otherwise determined by the Committee, a Dividend Equivalent Right shall expire upon termination of the Participant’s Continuous Service, provided that a Dividend Equivalent Right that is granted as part of another Award shall have a term and an expiration date that coincides with those of the related Award.

(b) Settlement.  Unless otherwise provided in an Award Agreement, Dividend Equivalent Rights shall be paid out on the (i) record date for dividends if the Award occurs on a stand-alone basis, and (ii) vesting or later settlement date for another Award if the Dividend Equivalent Right is granted as part of it. Payment of all amounts determined in accordance with this Section shall be in Shares, with cash paid in lieu of fractional Shares, provided that the Committee may instead provide in an Award Agreement for cash settlement of all or part of the Dividend Equivalent Rights. Only the Shares actually issued pursuant to Dividend Equivalent Rights shall count against the limits set forth in Section 3 above.

(c) Other Terms.  The Committee may impose such other terms and conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion as reflected by the terms of the Award Agreement. The Committee may establish a program under which Dividend Equivalent Rights may be granted in conjunction with other Awards.

10. Taxes; Withholding.

(a) General Rule.  Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards, and neither the Company or any of its Affiliates, nor any of their respective employees, directors, or agents shall have any obligation to mitigate, indemnify, or otherwise hold any Participant harmless from any or all of such taxes. The Company’s obligation to deliver Shares (or to pay cash) to Participants pursuant to Awards is at all times subject to a Participant’s prior or coincident satisfaction of all required Withholding Taxes. Except to the extent otherwise either provided in an Award Agreement, the Company or any of its Affiliates shall satisfy Withholding Taxes:

(i) first by withholding and cancelling the Participant’s rights with respect to a number of Shares that (A) would otherwise have been delivered to the Participant pursuant to the Award, and (B) have an aggregate Fair Market Value (as of the date of withholding) equal to the Withholding Taxes;

(ii) second by withholding any cash otherwise payable to the Participant pursuant to the Award; and

(iii) finally, by withholding the cash otherwise payable to the Participant by the Company.

The number of Shares withheld and cancelled to pay a Participant’s Withholding Taxes shall not be rounded up to the nearest whole Share sufficient to satisfy such taxes. In such case, the Participant shall pay to the Company that amount of cash that is equal to the amount by which the Withholding Taxes exceed the Fair Market Value of such Shares as of the date of withholding.

(b) U.S. Code Section 409A.  To the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, the Plan and any Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate (i) to exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) to comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(c) Unfunded Tax Status.  The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give such Person any rights that are greater than those of a general creditor of the Company or any of its Affiliates, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the collection of benefits as they come due. Neither the Participant nor the Participant’s duly-authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

11. Non-Transferability of Awards.

(a) General.  Except as set forth in this Section, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a death Beneficiary by a Participant will not constitute a transfer. An Award may be exercised during the lifetime of the holder of an Award only by such holder, by the duly-authorized legal representative of a holder who is Disabled, or by a transferee permitted by this Section.

(b) Limited Transferability Rights.  The Committee may in its discretion provide in an Award Agreement that an Award in the form of a non-ISO, SAR, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s Immediate Family, (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan.

(c) Death.  In the event of the death of a Participant, any outstanding Awards issued to the Participant shall automatically be transferred to the Participant’s Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant’s rights under the Award pass by will or the laws of descent and distribution).

12. Change in Capital Structure; Change in Control; Etc.

(a) Changes in Capitalization.  The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the exercise or other price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, merger, consolidation, change in organization form, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of cash or securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b) Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company other than as part of a Change of Control but subject to the terms of any Award Agreements or employment-related agreements between the Company or any of its Affiliates and any Participant, each Award will terminate immediately prior to the consummation of such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control.  In the event of a Change in Control but subject to the terms of any Award Agreements or employment-related agreements between the Company or any of its Affiliates and any Participant, each outstanding Award shall be assumed, or a substantially equivalent award shall be substituted, by the surviving or successor company or a parent or subsidiary of such successor company (in each case, the “Successor Company”) upon consummation of the Change in Control. Notwithstanding the foregoing, instead of having outstanding Awards be assumed or replaced with equivalent awards by the Successor Company, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions (with respect to any or all of the Awards, and with discretion to differentiate between individual Participants and Awards for any reason):

(i) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued pursuant to an Award shall lapse as to the Shares subject to such repurchase right;

(ii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of all or some outstanding Awards (based on the Fair Market Value, as of the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee, and with the Committee having full discretion to cancel either all Awards or only select Awards (such as only those that have vested on or before the Change in Control), provided, that no payment of cash or other consideration shall be made for Options that have an exercise price in excess of Fair Market Value;

(iii) terminate all or some Awards upon the consummation of the Change in Control, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change in Control. To the extent that an Award is not exercised, settled, or cancelled prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; and/or

(iv) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject to the terms set forth above and Section 17.

Notwithstanding the above and unless otherwise provided in an Award Agreement or in any employment-related agreement between the Company or any of its Affiliates and the Participant, in the event a Participant is Involuntarily Terminated on or within twelve (12) months (or any other period set forth in an Award Agreement) following a Change in Control, then any Award that is assumed or substituted pursuant to this Section above shall accelerate and become fully vested (and become exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares underlying the Award shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s Involuntary Termination.

13. Recoupment of Awards.  Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee may require the termination of any outstanding, unexercised, unexpired Awards (“Termination”), or rescission of any exercise, payment, or delivery pursuant to the Award (“Rescission”), or the recapture of any Shares (“Recapture”), if and to the extent:

(a) the granting, vesting, or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(b) in the Committee’s view, the Participant either benefited from a calculation that later proved to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (a) of this Section.

In each instance, the Committee shall, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination, or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination, or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three (3) years prior to the first date of the applicable restatement period. Notwithstanding any other provision of the Plan, all Awards shall be subject to Reimbursement, Termination, Rescission, and/or Recapture to the extent required by Applicable Law, including but not limited to Section 10D of the Exchange Act.

14. Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any of its Affiliates except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15. Administration of the Plan.  The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine from time to time and may prescribe, amend, and rescind such rules, regulations, and procedures for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(a) Committee Composition.  The Board shall appoint the members of the Committee. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(b) Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or dollars to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including, but not limited to, any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices, and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi) to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii) to require, as a condition precedent to the grant, vesting, exercise, settlement, and/or issuance of Shares pursuant to any Award, that a Participant agree to execute a general release of claims (in any form that the Committee may require, in its sole discretion, which form may include any other provisions (e.g. confidentiality and restrictions on competition) that are found in general claims release agreements that the Company utilizes or expects to utilize);

(viii) in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of an Award, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant, may be permitted through the use of such an automated system; and

(ix) to make all interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Trustees or Employees.

(c) Local Law Adjustments and Sub-Plans.  To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are (i) located within the United States, (ii) foreign nationals, or (iii) employed by the Company or any of its Affiliates outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding local currency conversion, taxes, withholding procedures, and handling of stock certificates, which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.

(d) Action by Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any of its Affiliates, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(e) Deference to Committee Determinations.  The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan or of any Award or Award Agreement, and all determinations that the Committee makes pursuant to the Plan, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(f) No Liability; Indemnification.  Neither the Board nor any Trustee or Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction, or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. The Company and its Affiliates shall pay or reimburse any Committee member, Trustee, Employee, or Consultant who in good faith takes action on behalf of the Plan for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

(g) Claims Limitations Period.  Any Participant who believes he or she is being denied any benefit or right under this Plan or under any Award may file a written claim with the Committee. Any claim must be delivered to the Committee within sixty (60) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within 120 days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee’s decision, including any deemed denial, is final, binding and conclusive on all persons. No lawsuit relating to this Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied, and any permitted lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

(h) Expenses.  The expenses of administering the Plan shall be borne jointly and severally by the Company and its Affiliates.

16. Time of Granting Awards.  The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company; and, provide further, that the grant date under generally accepted accounting principles as consistently applied by the Company may be different than the Grant Date hereunder.

17. Modification of Awards and Substitution of Options.  Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised, to accelerate the vesting of any Award, to extend or renew outstanding Awards, to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any change that the Plan would permit for a new Award. However, except as approved by the Company’s shareholders for any period during which it is subject to the reporting requirements of the Exchange Act, any amendment to this Plan or any Award Agreement that results in the repricing of an Option or SAR issued under this Plan shall not be effective without prior approval of the shareholders of the Company. For this purpose, repricing includes a reduction in the exercise price of an Option or SAR or the cancellation of an Option or SAR in exchange for cash, Options, or SARs with an exercise price less than the exercise price of the cancelled Option or SAR, other awards under this Plan, or any other consideration provided by the Company. Notwithstanding the foregoing in this Section 17, and except as provided in Section 13, no modification of an outstanding Award may materially and adversely affect a Participant’s rights thereunder unless either (i) the Participant provides written consent to the modification, or (ii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.

18. Plan Amendment and Termination.  The Committee may amend or terminate the Plan as it shall deem advisable; provided that no change shall be made that increases the total number of Shares reserved for issuance pursuant to Awards (except pursuant to Section 12 above) unless such change is authorized by the shareholders of the Company. A termination or amendment of the Plan shall not materially and adversely affect a Participant’s vested rights under an Award previously granted to him or her, unless the Participant consents in writing to such termination or amendment. Notwithstanding the foregoing, the Committee may amend the Plan to comply with changes in tax, securities laws or regulations, or U.S. generally accepted accounting principles, or in the interpretation thereof.

19. Term of Plan.  If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date ten (10) years after the earlier of the date on which the Board approved the Plan and the Effective Date of the Plan as determined under Section 1(b) above. No Awards shall be made under the Plan after its termination.

20. Governing Law.  The terms of this Plan shall be governed by the laws of the State of Maryland, within the United States of America, without regard to the State’s conflict of laws rules.

21. Laws and Regulations.

(a) General Rules.  This Plan, the granting of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell, or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Law. In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

(b) Black-out Periods.  Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or SAR, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws.

(c) Severability; Blue Pencil.  In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

22. No Shareholder Rights.  Neither any Participant nor any transferee or Beneficiary of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share (by certificate or book-entry) to such Participant, transferee, or Beneficiary for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares or Restricted Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award (unless otherwise provided in the Award Agreement for Restricted Shares), notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan or an Award Agreement.

23. No Employment Rights.  The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

24. Data Privacy.  As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 24 by and among, as applicable, the Company and its Affiliates for the purpose of implementing, administering, and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage this Plan and Awards and the Participant’s participation in this Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan, and in the Committee’s sole and absolute discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

Appendix I: Definitions

As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract, or otherwise, and the terms “affiliated,” “controlling,” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made, in writing or by an electronic medium, pursuant to the Plan, including awards made in the form of an Option, a SAR, a Restricted Share, a RSU, an Unrestricted Share, a Performance Award, or Dividend Equivalent Rights, or any combination thereof, whether alternative or cumulative.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used and may change them from time to time for any reason.

“Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award or to receive payment or settlement under an Award after the Participant’s death.

“Board” means the Board of Trustees of the Company.

“Cause” for termination of a Participant’s Continuous Service will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or any of its Affiliates for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(i) Acquisition of Controlling Interest.  Any Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities. In applying the preceding sentence, (i) securities acquired directly from the Company or its Affiliates by or for the Person shall not be taken into account, and (ii) an agreement to vote securities shall be disregarded unless its ultimate purpose is to cause what would otherwise be Change of Control, as reasonably determined by the Board.

(ii) Change in Board Control.  During a consecutive two (2)-year period commencing after the date of adoption of this Plan, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board. A new Trustee shall be considered an “approved replacement” Trustee if his or her election (or nomination for election) was approved by a vote of at least a majority of the Trustees then still in office who either were Trustees at the beginning of the period or were themselves approved replacement Trustees, but in either case excluding any Trustee whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

(iii) Merger.  The Company consummates a merger, or consolidation of the Company with any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities.

(iv) Sale of Assets.  The stockholders of the Company approve an agreement for the sale or disposition by the Company of all, or substantially all, of the Company’s assets.

(v) Liquidation or Dissolution.  The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or its successor, provided that the term “Committee” means (i) the Board when acting at any time in lieu of the Committee, (ii) with respect to any decision involving an Award intended to satisfy the requirements of Code Section 162(m), a committee consisting of two or more Trustees of the Company who are “outside directors” within the meaning of Code Section 162(m), and (iii) with respect to any decision relating to a Reporting Person, a committee consisting solely of two or more Trustees who are disinterested within the meaning of Rule 16b-3.

“Company” means Lexington Realty Trust, a Maryland real estate investment trust; provided that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Company Share” means a share of beneficial interest, $.0001 par value per share, of the Company classified as “common stock.” In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 12), the Shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

“Consultant” means any person (other than an Employee or Trustee), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s period of service in the absence of any interruption or termination, as an Employee, Trustee, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Trustee to advisory director or emeritus status; or (iv) transfers between locations of the Company or between the Company and its Affiliates. Changes in status between service as an Employee, Trustee, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

“Disabled” will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Disabled” means (i) for an ISO, that the Participant is disabled within the meaning of Code Section 22(e)(3), and (ii) for other Awards, a condition under which that the Participant:

(i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or

(ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, received income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company.

“Dividend Equivalent Rights” means Awards pursuant to Section 9 of the Plan, which may be attached to other Awards.

“Effective Date” means the date on which the Company’s shareholders approve the Plan.

“Eligible Person” means any Consultant, Trustee, or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Trustee shall not be sufficient to constitute “employment” of such Trustee by the Company.

“Employer” means the Company and each Subsidiary and Affiliate that employs one or more Participants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the day before (or, with respect to a Grant Date, the day of) Determination Date, or, if shares were not traded on such day, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day before the Determination Date as reported by NASDAQ or such successor quotation system; or

(iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the day before the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 16 of the Plan.

“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

“Incentive Stock Option” (or “ISO”) means, an Option that qualifies for favorable income tax treatment under Code Section 422.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control:

(i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or

(ii) voluntary resignation by the Participant through the following actions: (1) the Participant provides the Company with written notice of the existence of one of the events, arising without the Participant’s consent, listed in clauses (A) through (C), below within thirty (30) days of the initial existence of such event; (2) the Company fails to cure such event within thirty (30) days following the date such notice is given; and (3) the Participant elects to voluntarily terminate employment within the ninety (90) day period immediately following such event. The events include: (A) a material reduction in the Participant’s authority, duties, and responsibilities, provided that a mere change in the Participant’s title shall not trigger an Involuntary Termination, (B) the Participant being required to relocate his place of employment, other than a relocation within fifty (50) miles of the Participant’s principal work site at the time of the Change in Control, or (C) a material reduction in the Participant’s Base Salary other than any such reduction consistent with a general reduction of pay for similarly-situated Participants.

“Negative Discretion” means the discretion authorized by this Plan to be applied by the Administrator to eliminate or reduce the size of a Performance Unit in accordance with Section 10(d) and/or Section 12(c) of this Plan, as long as the exercise of such discretion would not cause the Performance Unit to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Non-ISO” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

“Option Proceeds” shall mean the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of the Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such Option exercise (currently, equal to the amount upon which the Participant’s withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares

“Option” means a right to purchase Shares at a price and on terms and conditions determined in accordance with the Plan.

“Participant” means any Eligible Person who holds an outstanding Award.

“Performance Awards” mean Awards granted pursuant to Section 8 of the Plan.

“Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance

Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

“Performance Measure” means a performance measure selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms, including, without limitation, terms relative to a peer group or index, funds from operations or adjusted company funds from operations as defined by the National Association of Real Estate Investment Trusts (or a similar measure as defined by the Company in its filings with the Securities and Exchange Commission); earnings before interest, taxes, depreciation and amortization and any related ratio to debt, same store results, funds available for distribution; net operating income; investment volume, research and development milestones; business divestitures and acquisitions; cash flow; cash position and cash equivalents; collaboration arrangements; collaboration progression; credit rating; customer service; earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings); earnings per share; economic value added; employee retention; employee satisfaction; expenses, including expense reduction; financing events; gross margin; growth with respect to any of the foregoing measures; growth in bookings; growth in revenues; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; internal rate of return; inventory balance; inventory turnover ratio; market share; net income; net profit; net sales; new product development; new product invention or innovation; number of customers; operating cash flow; operating expenses; operating income; operating margin; pre-tax profit; product approvals; product sales; productivity; projects in development; regulatory filings and/or approvals; return on assets; return on capital (including initial cash yield and generally accepted accounting principle yield for investments or dispositions); weighted-average lease term; disposition volume; occupancy; tenant retention; refinancing savings; return on stockholder equity; return on investment; return on sales; revenue (which may include product, royalty, licensing, total and/or other revenue); revenue growth; sales growth; sales results; stock price; strategic transactions; time to market; total stockholder return (whether absolute or relative to a peer or other objective index); ratio of debt to debt plus equity; ratio of debt to total assets; maximum leverage; fixed charge coverage; recourse secured indebtedness ratio; secured indebtedness ratio; unsecured debt service coverage; unencumbered leverage; unencumbered assets to unsecured debt; ratio of operating earnings to capital spending; working capital; and objective operating goals, objective employee metrics, and other objective financial or other metrics relating to the progress of the Company or to a Subsidiary, division or department thereof. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in combination with another Performance Measure or Measures (for example, but not by way of limitation, as a ratio or matrix), (iii) in relative terms (including, but not limited to, results for other periods, passage of time and/or against another company or companies or an index or indices), (iv) on a per-share or per-capita basis, (v) against the performance of the Company as a whole or a segment of the Company (including, but not limited to, any combination of the Company and any subsidiary, division, business unit, joint venture and/or other segment), and/or (vi) on a pre-tax or after-tax basis. The Performance Measures may differ from Participant to Participant and from Award to Award. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. An Award Agreement may provide that the determination with respect to any Performance Measure or Measures shall include or exclude events or items as specified in an Award Agreement by the Committee in its sole discretion, including, without limitation, the following unusual or nonrecurring events: (A) asset write downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (D) any reorganization and restructuring programs; (E) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification 225-20 “Extraordinary and Unusual Items” and/or in the management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable Fiscal Year; (F) acquisitions or divestitures; and (G) foreign exchange gains and losses.

“Performance Period” means one (1) or more periods of time (of not less than one (1) fiscal year of the Company), as the Committee may designate, over which the attainment of one (1) or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

“Performance Unit” means an Award granted pursuant to Section 8(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Lexington Realty Trust Amended and Restated 2011 Equity-Based Award Plan.

“Recapture”, “Rescission”, “Reimbursement” have the meanings set forth in Section 13 of the Plan.

“Recoupment” has the meaning set forth in Section 13 of the Plan.

“Reporting Person” means an Employee, Trustee, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3.

“Restricted Share” means a Company Share awarded with restrictions imposed under Section 7.

“Restricted Share Unit” or “RSU” means a right granted to a Participant to receive Shares or cash upon the lapse of restrictions imposed under Section 7.

“Retirement” means a Participant’s termination of employment after age 65.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Share” means a share of Common Stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“SAR” or “Share Appreciation Right” means a right to receive amounts awarded under Section 6.

“Ten Percent Holder” means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

“Termination” has the meaning set forth in Section 15 of the Plan.

“Trustee” means a member of the Board, or a member of the board of directors of an Affiliate of the Company.

“Unrestricted Shares” mean Shares that are not subject to restrictions that are awarded pursuant to Section 7 of the Plan.

“Withholding Taxes” means the aggregate amount, up to maximum statutory limits as in effect from time to time, of federal, state, local and foreign income, payroll and other taxes that the Company and any of its Affiliates are required to withhold in connection with any Award.

LEXINGTON REALTY TRUST
ATTN: SECRETARY
1 PENN PLAZA, SUITE 4015
NEW YORK, NY 10119-4015

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E26033-P87995

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

LEXINGTON REALTY TRUST

The Board of Trustees recommends a vote "FOR" each nominee in proposal 1, "FOR" proposals 2, 4 and 5 and "1 YEAR" on proposal 3.

Nominees:	**For**	**Withhold**
1a. E. Robert Roskind	☐	☐
1b. T. Wilson Eglin	☐	☐
1c. Harold First	☐	☐
1d. Richard S. Frary	☐	☐
1e. Lawrence L. Gray	☐	☐
1f. Jamie Handwerker	☐	☐
1g. Claire A. Koeneman	☐	☐

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. AN ADVISORY, NON-BINDING RECOMMENDATION ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.	☐	☐	☐	☐

	For	**Against**	**Abstain**
4. APPROVAL OF THE LEXINGTON REALTY TRUST AMENDED AND RESTATED 2011 EQUITY-BASED AWARD PLAN.	☐	☐	☐

	For	**Against**	**Abstain**
5. RATIFICATION OF THE AUDIT COMMITTEE'S APPOINTMENT OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.	☐	☐	☐

Note: Transaction of such other business as may properly come before the 2017 Annual Meeting of Shareholders, including any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

E26044-P87995

Proxy - LEXINGTON REALTY TRUST

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF LEXINGTON REALTY TRUST

The undersigned shareholder of Lexington Realty Trust, a Maryland real estate investment trust (the "Company"), hereby appoints Joseph S. Bonventre and Patrick Carroll, and each of them, with full power to act without the other and with full power of substitution, as proxies for the undersigned and hereby authorizes them to attend, represent and vote, as provided on the other side, all the shares of Lexington Realty Trust which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2017 Annual Meeting of Shareholders of Lexington Realty Trust to be held at the New York offices of Paul Hastings LLP, 200 Park Avenue, New York, New York 10166 at 10:00 a.m., Eastern Time, on Tuesday, May 16, 2017 (the "Annual Meeting"), or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

This proxy will be voted as specified by you. If no choice is specified, the proxy will be voted according to the Board of Trustees' recommendations indicated on the reverse side, and according to the discretion of the proxy holders for any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof.

You may revoke or change your proxy at any time prior to the proxy being exercised at the Annual Meeting by giving the Company written direction to revoke it, by authorizing a new proxy or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy given by you. Written notice of revocation or subsequent proxy should be sent to: Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Secretary, so as to be delivered by 11:59 p.m., Eastern Time, on May 15, 2017.

Returned proxy cards, or proxies authorized by phone or internet, will be voted (1) as specified on the matters listed on the reverse side; (2) in accordance with the Board of Trustees' recommendations where no specification is made; and (3) in accordance with the discretion of the proxies on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Continued and to be signed on reverse side

V.1.1